SMALLCAP WORLD FUND(R)

SUPPLEMENT TO PROSPECTUS DATED
FEBRUARY 15, 2002

July 15, 2002

Beginning July 15, 2002, Class R-5 shares of SMALLCAP World Fund will be available to certain clients of the Personal Investment Management Group of Capital Guardian Trust Company. Accordingly, the prospectus for this fund is supplemented as follows:

FEES AND EXPENSES OF THE FUND - pages 5-6

Shareholder Fees Table (paid directly from your investment)

                                                       Class R-5

Maximum sales charge imposed on purchases
(as a percentage of offering price)                       none
Maximum sales charge imposed on reinvested dividends      none
Maximum deferred sales charge                             none
Redemption or exchange fees                               none


Annual Fund Operating Expenses Table (deducted from fund assets)

                                                      Class R-5/1/

Management Fees                                            0.66%
Distribution and/or Service (12b-1) Fees                   none
Other Expenses                                             0.17%
Total Annual Fund Operating Expenses                       0.83%

/1/ Based on estimated amounts for the current fiscal year.


Example

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividend and capital gain distributions are reinvested, and that the fund's operating expenses remain the same as shown on the previous page. Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

             One Year      Three Years    Five Years    Ten Years

Class R-5     $85            $265          $460           $1,025


PURCHASE AND EXCHANGE OF SHARES - pages 15-16

Class R-5 Shares

Class R-5 shares of the fund are only available to certain clients of the Personal Investment Management Group of Capital Guardian Trust Company. Please contact Capital Guardian Trust Company if you wish to purchase Class R-5 shares of this fund.


SALES CHARGES - pages 17-18

Class R-5 Shares

Class R-5 shares are sold with no initial or deferred sales charges. In addition, no dealer compensation is paid on sales of Class R-5 shares.

                           SMALLCAP WORLD FUND, INC.

                                     Part B
                      Statement of Additional Information

                               February 15, 2002
                           (as amended July 15, 2002)


This document is not a prospectus but should be read in conjunction with the current prospectus of SMALLCAP World Fund (the "fund" or "SCWF") dated February 15, 2002. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                           SMALLCAP World Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employer for details.


                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        7
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . .        9
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       21
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       26
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       29
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       32
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       36
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       36
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       38
Shareholder Account Services and Privileges . . . . . . . . . . . .       39
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       42
General Information . . . . . . . . . . . . . . . . . . . . . . . .       43
Class A Share Investment Results and Related Statistics . . . . . .       44
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       46
Financial Statements




                          SMALLCAP World Fund - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


EQUITY SECURITIES - SMALL CAPITALIZATION ISSUERS

..    At least 80% of the fund's assets will be invested in equity securities of small capitalization issuers, typically having individual market capitalizations of approximately $50 million to $1.5 billion.

DEBT SECURITIES

..    The fund may invest up to 10% of its assets in straight debt securities rated Baa and BBB or below by Moody's Investors Services, Inc. or Standard & Poor's Corporation, or unrated but determined to be of equivalent quality.

INVESTMENT COMPANIES
..    The fund may acquire up to 3% of the outstanding voting stock of any one investment company.
..    The fund may invest up to 5% of its total assets in securities issued by any one investment company.
..    In the aggregate, the fund may invest up to 10% of its total assets in securities issued by investment companies.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.


The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks.


INVESTING IN SMALLER CAPITALIZATION STOCKS -- Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies. Because the fund emphasizes the stocks of issuers with smaller market capitalizations (by U.S. standards), it can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks. The fund determines relative market


                          SMALLCAP World Fund - Page 2
capitalizations using U.S. standards. Accordingly, the fund's non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the U.S.


Capital Research and Management Company (the Investment Adviser) believes that the issuers of smaller capitalization stocks often have sales and earnings growth rates which exceed those of larger companies and that such growth rates may in turn be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings thus creating a greater chance of loss than securities of larger capitalization companies.


INVESTING IN PRIVATE COMPANIES - The fund may invest in companies prior to the public offering of their securities. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of private companies may be subject to the risk that market conditions, investor perception, or regulatory decisions may delay or prevent a company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company's public offering and are often subject to additional contractual restrictions on resale that would prevent the fund from being able to sell its shares of the company for a period of time following the public offering.


Investments in private companies can offer the fund significant growth opportunities at very attractive prices. For example, extremely positive market conditions during the recent past, especially in the technology market, have allowed these investments to contribute materially to the fund's investment results. These markets have been extremely volatile, and, consequently, there is no guarantee that similar positive results can be achieved in the future.


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, their prices decline when interest rates rise and increase when interest rates fall.


Lower rated bonds, rated Ba or below by Moody's and BB or below by S&P or unrated but considered to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated bonds.


Certain risk factors relating to lower rated bonds are discussed below.


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Lower rated bonds, like other bonds, may be sensitive to adverse economic changes and political and corporate developments and may be sensitive to interest rate changes. During an economic downturn or


                          SMALLCAP World Fund - Page 3
     substantial period of rising interest rates, highly leveraged issuers may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of lower rated bonds.

     PAYMENT EXPECTATIONS - Lower rated bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return to investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated bonds.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock automatically convert into common stock. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. involves special risks, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle


                          SMALLCAP World Fund - Page 4
with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.


INVESTMENT COMPANIES - The fund may invest up to 5% of its total assets in shares of any one investment company, but may not acquire more than 3% of the outstanding voting stock of any one investment company. In the aggregate, the fund may invest up to 10% of its total assets in


                          SMALLCAP World Fund - Page 5
securities issued by investment companies. In addition, all funds managed by the Investment Adviser may not, in the aggregate, acquire more than 10% of the total outstanding voting stock of any one registered closed-end investment company. If the fund invests in another investment company, it would pay an investment advisory fee in addition to the fee paid to the Investment Adviser.


U.S. TREASURY AND AGENCY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. agency securities include those issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Tennessee Valley Authority, and Federal Farm Credit Bank System.


CASH AND CASH EQUIVALENTS - These securities include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio


                          SMALLCAP World Fund - Page 6
securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction is the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement. The fund intends to treat "roll" transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into "roll" transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" in Section 2(a)(23) of the Investment Company Act of 1940. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


The fund may not:


1. Invest in securities of an issuer (other than the U.S. Government or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of its total assets would be invested in the securities of such other issuer (except with respect to 25% of the value of its total assets, the fund may exceed the 5% limitation with regard to investments in the securities of any one foreign government);


                          SMALLCAP World Fund - Page 7

2.    Invest in companies for the purpose of exercising control or management;

3. Invest 25% or more of the value of its total assets in the securities of companies primarily engaged in any one industry;

4. Buy or sell real estate (including real estate limited partnerships) in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts and funds, which invest in real estate or interests therein;

5. Buy or sell commodities or commodity contracts in the ordinary course of its business; provided, however, that entering into a currency forward or futures contract shall not be prohibited by this restriction;

6. Lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

7. Sell securities short except to the extent that the fund contemporaneously owns or has the right to acquire, at no additional cost, securities identical to those sold short;

8.   Purchase securities on margin;

9. Borrow amounts in excess of 5% of the value of its total assets or issue senior securities. In any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities; nor

10. Purchase or sell puts, calls, straddles or spreads, or combinations thereof.

For purposes of investment restriction number 6, the fund does not currently intend to lend portfolio securities.


NON-FUNDAMENTAL POLICIES - The following non-fundamental policies may be changed without shareholder approval:


1. The fund may not invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer;

2. The fund may not invest in securities of other investment companies, except as permitted by the 1940 Act, as amended;

3. The fund may not invest more than 15% of the value of its net assets in illiquid securities.


                          SMALLCAP World Fund - Page 8

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

                                     YEAR FIRST                                     NUMBER OF BOARDS
                        POSITION      ELECTED                                        WITHIN THE FUND
                        WITH THE     A DIRECTOR    PRINCIPAL OCCUPATION(S) DURING  COMPLEX/2/ ON WHICH  OTHER DIRECTORSHIPS/3/ HELD
     NAME AND AGE         FUND     OF THE FUND/1/           PAST 5 YEARS             DIRECTOR SERVES            BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Joseph C. Berenato      Director       2000        Chairman, President and                 2            Ducommun Incorporated
 Age: 55                                            Chief
                                                    Executive Officer, Ducommun
                                                    Incorporated
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Capen,       Director       1993        Corporate Director and                 14            Carnival Corporation
 Jr.                                                author;
 Age: 67                                            former United States
                                                    Ambassador
                                                    to Spain; former Vice
                                                    Chairman,
                                                    Knight Ridder, Inc.; former
                                                    Chairman and Publisher, The
                                                                            ---
                                                    Miami Herald
                                                    ------------
-----------------------------------------------------------------------------------------------------------------------------------
 H. Frederick            Director       1990        Private Investor; former               19            Ducommun Incorporated;
 Christie                                           President                                            IHOP Corporation;
 Age: 68                                            and Chief Executive Officer,                         Southwest Water Company;
                                                    The                                                  Valero L.P.
                                                    Mission Group (non-utility
                                                    holding
                                                    company subsidiary of
                                                    Southern
                                                    California Edison Company)
-----------------------------------------------------------------------------------------------------------------------------------
 John G. Freund          Director       2000        Founder and Managing                    2            None
 Age: 48                                            Director,
                                                    Skyline Ventures; former
                                                    Managing Director,
                                                    Alternative
                                                    Asset Management Group,
                                                    Chancellor Capital
                                                    Management
-----------------------------------------------------------------------------------------------------------------------------------
 Leonade D. Jones        Director       1995        Co-Founder, VentureThink LLC            6            None
 Age: 54                                            and Versura Inc.; former
                                                    Treasurer, The Washington
                                                    Post
                                                    Company
-----------------------------------------------------------------------------------------------------------------------------------
 William H. Kling        Director       1990        President, Minnesota Public             6            Irwin Financial
 Age: 59                                            Radio; President,                                    Corporation;
                                                    Greenspring                                          St. Paul Companies
                                                    Co.; President, American
                                                    Public
                                                    Media Group
-----------------------------------------------------------------------------------------------------------------------------------
 Norman R. Weldon        Director       1990        Managing Director, Partisan             3            Novoste Corporation
 Age: 67                                            Management Group, Inc.;
                                                    former
                                                    Chairman of the Board,
                                                    Novoste
                                                    Corporation; former
                                                    President and
                                                    Director, Corvita
                                                    Corporation
-----------------------------------------------------------------------------------------------------------------------------------
 Patricia K. Woolf       Director       1990        Private investor; corporate             6            Crompton Corporation;
 Age: 67                                            director; lecturer,                                  First
                                                    Department of Molecular                              Energy Corporation;
                                                    Biology, Princeton                                   National
                                                    University                                           Life Holding Co.
-----------------------------------------------------------------------------------------------------------------------------------




                          SMALLCAP World Fund - Page 9

                                                   PRINCIPAL OCCUPATION(S) DURING
                                    YEAR FIRST            PAST 5 YEARS AND
                                     ELECTED               POSITIONS HELD            NUMBER OF BOARDS
                      POSITION      A DIRECTOR        WITH AFFILIATED ENTITIES        WITHIN THE FUND      OTHER DIRECTORSHIPS/3/
                      WITH THE    AND/OR OFFICER    OR THE PRINCIPAL UNDERWRITER    COMPLEX/2/ ON WHICH             HELD
   NAME AND AGE         FUND      OF THE FUND/1/            OF THE FUND               DIRECTOR SERVES      BY DIRECTOR OR OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4//,//5/
-----------------------------------------------------------------------------------------------------------------------------------
 Gordon Crawford      Chairman         1992        Senior Vice President and                 2            None
 Age: 55              of the                       Director, Capital Research and
                      Board                        Management Company;
                                                   Chairman and Director, The
                                                   Capital Group Companies,
                                                   Inc.*;
                                                   Senior Vice President and
                                                   Director, Capital Managment
                                                   Services, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Gregory W. Wendt     President        1992        Senior Vice President, Capital            2            None
 Age: 40              and                          Research Company*; Director,
                      Director                     American Funds Distributors,
                                                   Inc.*
-----------------------------------------------------------------------------------------------------------------------------------




                         SMALLCAP World Fund - Page 10

                                                                                 PRINCIPAL OCCUPATION(S) DURING
                            POSITION          YEAR FIRST ELECTED                PAST 5 YEARS AND POSITIONS HELD
                            WITH THE              AN OFFICER                        WITH AFFILIATED ENTITIES
   NAME AND AGE               FUND              OF THE FUND/1/              OR THE PRINCIPAL UNDERWRITER OF THE FUND
------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
------------------------------------------------------------------------------------------------------------------------------
 Grant L.                Vice President              2001          Vice President, Capital Research Company*
 Cambridge
 Age: 40
------------------------------------------------------------------------------------------------------------------------------
 Vincent P. Corti        Vice President              1990          Vice President - Fund Business Management Group, Capital
 Age: 45                                                           Research and Management Company
------------------------------------------------------------------------------------------------------------------------------
 J. Blair Frank          Vice President              1999          Vice President, Capital Research Company*
 Age: 35
------------------------------------------------------------------------------------------------------------------------------
 Jonathan Knowles        Vice President              2000          Executive Vice President and Director, Capital Research
 Age: 40                                                           Company*
------------------------------------------------------------------------------------------------------------------------------
 Chad L. Norton             Secretary                1990          Vice President - Fund Business Management Group, Capital
 Age: 41                                                           Research and Management Company
------------------------------------------------------------------------------------------------------------------------------
 David A.                   Treasurer                1999          Vice President - Fund Business Management Group, Capital
 Pritchett                                                         Research and Management Company
 Age: 35
------------------------------------------------------------------------------------------------------------------------------
 Sheryl F. Johnson     Assistant Treasurer           1998          Vice President - Fund Business Management Group, Capital
 Age: 33                                                           Research and Management Company
------------------------------------------------------------------------------------------------------------------------------




                         SMALLCAP World Fund - Page 11

* Company affiliated with Capital Research and Management Company.
1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds Group) that are held by each director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities
  (including the fund's principal underwriter).
5 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                         SMALLCAP World Fund - Page 12

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2001

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       WITHIN AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Joseph C. Berenato             $1 - $10,000                $1 - $10,000
-------------------------------------------------------------------------------
 Richard G. Capen, Jr.          $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 H. Frederick Christie       $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 John G. Freund                     None                       None
-------------------------------------------------------------------------------
 Leonade D. Jones            $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 William H. Kling              Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Norman R. Weldon              Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Patricia K. Woolf             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Gordon Crawford               Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Gregory W. Wendt              Over $100,000               Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital
  Research and Management Company, or its affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2001

No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or its affiliates. The fund pays annual fees of $15,000 to Directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended, and $500 for each meeting attended as a member of a committee of the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser.


                         SMALLCAP World Fund - Page 13

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Joseph C. Berenato             $21,000/3/                        $ 39,500/3/
------------------------------------------------------------------------------------------
 Richard G. Capen,              $21,000                           $ 94,620
 Jr.
------------------------------------------------------------------------------------------
 H. Frederick                   $21,000/3/                        $199,620/3/
 Christie
------------------------------------------------------------------------------------------
 John G. Freund                 $11,000/3/                        $ 27,500/3/
------------------------------------------------------------------------------------------
 Leonade D. Jones               $20,500/3/                        $140,000/3/
------------------------------------------------------------------------------------------
 William H. Kling               $19,000/3/                        $111,000/3/
------------------------------------------------------------------------------------------
 Norman R. Weldon               $19,000                           $ 46,000
------------------------------------------------------------------------------------------
 Patricia K. Woolf              $19,000                           $138,000
------------------------------------------------------------------------------------------


1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2001 fiscal year for participating Directors is as follows: Joseph C. Berenato ($16,477), H. Frederick Christie ($122,734), John G. Freund ($9,004), Leonade
  D. Jones ($68,718), and William H. Kling ($122,212). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of January 15, 2002, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS

The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on December 18, 1989.


All fund operations are supervised by the fund's Board of Directors, which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including classes A, B, C, F, 529-A, 529-B, 529-C, 529-E and 529-F. The 529 share classes are available only through CollegeAmerica to investors establishing qualified higher education savings accounts. The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to


                         SMALLCAP World Fund - Page 14
the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note,
CollegeAmerica account owners are technically not shareholders of the fund and accordingly, do not have the rights of a shareholder, including the right to vote any proxies relating to fund shares.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


COMMITTEES OF THE BOARD OF DIRECTORS

The fund has an Audit Committee comprised of Joseph C. Berenato, Richard G. Capen, Jr., H.
Frederick Christie and Leonade D. Jones, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee oversees the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent auditors and the full Board of Directors. There were four Audit Committee meetings held during the 2001 fiscal year.


The fund has a Contracts Committee comprised of Joseph C. Berenato, Richard G. Capen, Jr.,
H. Frederick Christie, John G. Freund, Leonade D. Jones, William H. Kling, Norman R. Weldon and Patricia K. Woolf, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its Investment Adviser or the Investment Adviser's affiliates, such as the investment advisory and service agreement, principal underwriting agreement, and plans of distribution under rule 12b-1, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. There were two Contracts Committee meetings during the 2001 fiscal year.


The fund has a Committee on Governance comprised of Joseph C. Berenato, Richard
G. Capen,
Jr., H. Frederick Christie, John G. Freund, Leonade D. Jones, William H. Kling, Norman R.
Weldon and Patricia K. Woolf, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board.
 Such suggestions must be sent in writing to the Committee on Governance, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written


                         SMALLCAP World Fund - Page 15
consent of the prospective nominee for consideration of his or her name by the Committee. There was one Governance meeting during the 2001 fiscal year.


INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until November 30, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. At its most recent meetings, the Committee considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the fund, fees and expenses borne by the fund, and financial results of the Investment Adviser.


Members of the Investment Adviser discussed several topics relating to investment results, including the fund's research structure, portfolio turnover, emphasis on global investing, and long-term strategy and market outlook for small capitalization companies. The Committee also considered the quality and depth of the Investment Adviser's organization in general and of the investment professionals currently providing services to the fund.


The Committee asked representatives of the Investment Adviser to comment on the issue of economies of scale. The Committee observed the fund's expenses for the most recent fiscal year


                         SMALLCAP World Fund - Page 16
compared favorably to its peer group, and that the Investment Adviser was committed to controlling expenses wherever possible. The Committee also considered steps taken in recent years by the Investment Adviser to help control transfer agent expenses borne by the fund.


Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the annual rates of:

                                 NET ASSET LEVEL

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------
         0.800%               $             0            $ 1,000,000,000
------------------------------------------------------------------------------
         0.700                  1,000,000,000              2,000,000,000
------------------------------------------------------------------------------
         0.670                  2,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.650                  3,000,000,000              5,000,000,000
------------------------------------------------------------------------------
         0.635                  5,000,000,000              8,000,000,000
------------------------------------------------------------------------------
         0.625                  8,000,000,000             13,000,000,000
------------------------------------------------------------------------------
         0.615                 13,000,000,000             17,000,000,000
------------------------------------------------------------------------------
         0.605                 17,000,000,000             21,000,000,000
------------------------------------------------------------------------------
         0.600                 21,000,000,000             27,000,000,000
------------------------------------------------------------------------------
         0.595                 27,000,000,000
------------------------------------------------------------------------------

The Investment Adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense


                         SMALLCAP World Fund - Page 17
limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended 2001, 2000, and 1999, the Investment Adviser received from the fund advisory fees of $69,100,000, $87,004,000, and $54,205,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser relating to the fund's Class C, F and 529 shares will continue in effect until November 30, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares, and all Class 529 shares. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties providing such services.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets of each respective applicable share class.


Administrative service fees paid for Class C and F shares for the fiscal period ended 2001 were $35,000 and $9,000, respectively.


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


                         SMALLCAP World Fund - Page 18

The Principal Underwriter receives revenues from sales of the fund's shares. For Class A and
529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal
Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and 529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares.


Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR

                                           FISCAL YEAR/PERIOD       REVENUE          COMPENSATION
---------------------------------------------------------------
                                                               OR FEES RETAINED       TO DEALERS
                                                               --------------------------------------
                 CLASS A                          2001            $3,339,000          $15,470,000
                                                  2000            $6,282,000          $29,088,000
                                                  1999            $3,295,000          $15,881,000
-----------------------------------------------------------------------------------------------------
                 CLASS B                          2001            $  588,000          $ 2,898,000
                                                  2000            $  651,000          $ 2,943,000
-----------------------------------------------------------------------------------------------------


The fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: shareholder services; savings to the fund in transfer agency costs; savings to the fund in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


                         SMALLCAP World Fund - Page 19

Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.30% of its average daily net assets attributable to Class A shares; (ii) for Class 529-A shares, up to 0.50% of its average daily net assets attributable to Class 529-A shares; (iii) for Class B and 529-B shares, 1.00% of its average daily net assets attributable to Class B and 529-B shares, respectively; (iv) for Class C and 529-C shares, 1.00% of its average daily net assets attributable to Class C and 529-C shares, respectively; (v) for Class 529-E shares, up to 0.75% of its average daily net assets attributable to Class 529-E shares; and (vi) for Class F and 529-F shares, up to 0.50% of its average daily net assets attributable to Class F and 529-F shares, respectively.


For Class A and 529-A shares, (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares, in excess of the Class A and 529-A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable.


For Class B and 529-B shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C and 529-C shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class 529-E shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F and 529-F shares, 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers. Currently, no compensation is paid under the fund's Class F and 529-F Plans for distribution-related expenses.


                         SMALLCAP World Fund - Page 20

During the 2001 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                               12B-1 EXPENSES            12B-1 LIABILITY

--------------------------        ACCRUED                  OUTSTANDING
                          ----------------------------------------------------
        CLASS A                 $24,205,000                 $1,775,000
------------------------------------------------------------------------------
        CLASS B                 $   871,000                 $   75,000
------------------------------------------------------------------------------
        CLASS C                 $    58,000                 $   14,000
------------------------------------------------------------------------------
        CLASS F                 $     6,000                 $    1,500
------------------------------------------------------------------------------


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently, these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


                         SMALLCAP World Fund - Page 21

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividend and capital gain distributions by 529 share classes will be automatically reinvested.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the


                         SMALLCAP World Fund - Page 22
     stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by a fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on


                         SMALLCAP World Fund - Page 23
     disposition generally will be treated as short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as short-term capital gain.


     Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries (such taxes relate primarily to


                         SMALLCAP World Fund - Page 24
investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations.
 The foreign tax credit available to shareholders is subject to certain limitation imposed by the Code.


Redemptions of shares, including exchanges for shares of another American Fund, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO COLLEGEAMERICA ACCOUNTS.


                         SMALLCAP World Fund - Page 25

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made, has
                        a sales agreement with
                        American Funds
                        Distributors and is
                        authorized to sell a
                        CollegeAmerica account
                        in the case of 529
                        shares.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By Internet             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      establish the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company
                        a/c# 4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------



The fund and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares are generally only available to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers. Class B and C shares are generally not available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, and money purchase pension and


                         SMALLCAP World Fund - Page 26
profit sharing plans. Class 529 shares may be purchased by investors only through CollegeAmerica accounts. Class 529-E shares may only be purchased by investors participating in CollegeAmerica through an eligible employer plan. Class R-5 shares of the fund are available to clients of the Personal Investment Management Group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts. In addition, the state tax-exempt funds are only offered in certain states, and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. The minimum is $50 for additional investments (except for retirement plan payroll deductions as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. Direct purchases of Class B shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class B shares of other American Funds. For investments above $100,000, Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


PURCHASE MAXIMUM FOR CLASS C SHARES - The maximum purchase order for Class C shares for all American Funds is $500,000. Direct purchases of Class C shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class C shares of other American Funds.


FUND NUMBERS - Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/ (see description below):

                                                                   FUND NUMBERS
                                                      ----------------------------------------
FUND                                                  CLASS A   CLASS B   CLASS C    CLASS F
----------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . .     002       202       302        402
American Balanced Fund/(R)/ . . . . . . . . . . . .     011       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . . . . .     003       203       303        403
Capital Income Builder/(R)/ . . . . . . . . . . . .     012       212       312        412
Capital World Growth and Income Fund/SM/  . . . . .     033       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . . . . .     016       216       316        416
Fundamental Investors/SM/ . . . . . . . . . . . . .     010       210       310        410
The Growth Fund of America/(R)/ . . . . . . . . . .     005       205       305        405
The Income Fund of America/(R)/ . . . . . . . . . .     006       206       306        406
The Investment Company of America/(R)/  . . . . . .     004       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . . . . .     014       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . . . . .     007       207       307        407
New World Fund/SM/  . . . . . . . . . . . . . . . .     036       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . .     035       235       335        435
Washington Mutual Investors Fund/SM/  . . . . . . .     001       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . .     040       240       340        440
American High-Income Trust/SM/  . . . . . . . . . .     021       221       321        421
The Bond Fund of America/SM/  . . . . . . . . . . .     008       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . . . . .     031       231       331        431
Intermediate Bond Fund of America/SM/ . . . . . . .     023       223       323        423
Limited Term Tax-Exempt Bond Fund of America/SM/  .     043       243       343        443
The Tax-Exempt Bond Fund of America/(R)/  . . . . .     019       219       319        419
The Tax-Exempt Fund of California/(R)/* . . . . . .     020       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . .     024       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . .     025       225       325        425
U.S. Government Securities Fund/SM/ . . . . . . . .     022       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . .     009       209       309        409
The Tax-Exempt Money Fund of America/SM/  . . . . .     039       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ . . . .     049       N/A       N/A        N/A
___________
*Available only in certain states.



                         SMALLCAP World Fund - Page 27

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund/(R)/ . .    1011     1211     1311     1511      1411
American Mutual Fund/(R)/ . . .    1003     1203     1303     1503      1403
Capital Income Builder/(R)/ . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund/SM/  . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund/(R)/  .    1016     1216     1316     1516      1416
Fundamental Investors/SM/ . . .    1010     1210     1310     1510      1410
The Growth Fund of America/(R)/    1005     1205     1305     1505      1405
The Income Fund of America/(R)/    1006     1206     1306     1506      1406
The Investment Company of
America/(R)/. . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund/(R)/ . . .    1014     1214     1314     1514      1414
New Perspective Fund/(R)/ . . .    1007     1207     1307     1507      1407
New World Fund/SM/  . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund/(R)/  . . .    1035     1235     1335     1535      1435
Washington Mutual Investors
Fund/SM/  . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust/SM/     1021     1221     1321     1521      1421
The Bond Fund of America/SM/  .    1008     1208     1308     1508      1408
Capital World Bond Fund/(R)/  .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America/SM/ . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities
Fund/SM/. . . . . . . . . . . .    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America/(R)/. . . . . . . . . .    1009     1209     1309     1509      1409




                         SMALLCAP World Fund - Page 28

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)

                                                                                           DEALER
                                                                                         COMMISSION
                                                                     SALES CHARGE AS         AS
                                                                   PERCENTAGE OF THE:    PERCENTAGE
                                                                   ------------------      OF THE

AMOUNT OF PURCHASE                                                             OFFERIN
AT THE OFFERING PRICE                                              NET AMOUNT     G       OFFERING
                                                                   -INVESTED-   PRICE      PRICE
                                                                    --------    -----      -----
-------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .                                  6.10%      5.75%      5.00%
$25,000 but less than $50,000 . . .                                  5.26       5.00       4.25
$50,000 but less than $100,000. .                                    4.71       4.50       3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                                   3.90       3.75       3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                                    3.63       3.50       2.75
$250,000 but less than $500,000 .                                    2.56       2.50       2.00
$500,000 but less than $750,000 .                                    2.04       2.00       1.60
$750,000 but less than $1 million                                    1.52       1.50       1.20

 $1 million or more. . . . . . . .                none    none   (see below)
------------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC. 403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are


                         SMALLCAP World Fund - Page 29
not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


A transfer from the Virginia Prepaid Education Program or the Virginia Education Savings Trust to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4)  insurance company separate accounts;

(5)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(6) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(7) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration and Compliance Unit; and

(8) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held


                         SMALLCAP World Fund - Page 30
the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A Shares" and "CDSC Waivers for Class B and C Shares" below.


CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:



   CONTINGENT DEFERRED SALES CHARGE ON
         SHARES SOLD WITHIN YEAR             AS A % OF SHARES BEING SOLD
 --------------------------------------------------------------------------
                    1                                   5.00%
                    2                                   4.00
                    3                                   4.00
                    4                                   3.00
                    5                                   2.00
                    6                                   1.00



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances.
 See "CDSC Waivers for Class B and C shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS F AND CLASS 529-E SALES CHARGE - Class F and 529-E shares are sold with no initial or contingent deferred sales charge.


DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more.
 Commissions on investments in Class A shares are paid at the following rates:
1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date.
 Class C shares automatically


                         SMALLCAP World Fund - Page 31
convert to Class F shares in the month of the ten-year anniversary of the purchase date. Class 529-C shares will not convert to Class 529-F shares. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the automatic conversion feature may be suspended, in which event no further conversions of Class B or C shares would occur while such suspension remained in effect. In that event, at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.


                         SMALLCAP World Fund - Page 32

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, and any individual investments in American Legacy variable annuities and variable life insurance policies (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your spouse and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     .individual-type employee benefit plan(s), such as an IRA, 403(b) plan
          (see exception below), or single-participant Keogh-type plan;

     .business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

     .endowments or foundations established and controlled by you or your immediate family; or

     .CollegeAmerica accounts. Accounts will be aggregated at the account owner level. Class 529-E accounts may only be aggregated with an eligible employer plan.


                         SMALLCAP World Fund - Page 33

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     .for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     .for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group, as well as individual holdings in American Legacy variable annuities and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described under the aggregation policy, you may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

CDSC WAIVERS FOR CLASS A SHARES - Any CDSC on Class A shares may be waived in the following cases:


(1) Exchanges (except if shares acquired by exchange are then redeemed within 12 months of the initial purchase).


                         SMALLCAP World Fund - Page 34

(2) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.

(3) Distributions from 403(b) plans or IRAs due to attainment of age 59-1/2, and required minimum distributions from retirement accounts upon the attainment of age 70-1/2. Such distributions may not exceed 12% of the value of the account annually.(4) Tax-free returns of excess contributions to IRAs.

(5) Redemptions through systematic withdrawal plans (see "Automatic Withdrawals" below), not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC.

(6) For Class 529-A shareholders only, redemptions due to a beneficiary's death, post-purchase disability or receipt of a scholarship.

CDSC WAIVERS FOR CLASS B AND C SHARES - Any CDSC on Class B and C shares may be waived in the following cases:


(1) Redemptions through systematic withdrawal plans ("SWPs") (see "Automatic Withdrawals" below) not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.

The 12% SWP limit is calculated on a pro rata basis at the time the first payment is made and is recalculated thereafter on a pro rata basis at the time of each SWP payment. Shareholders who establish a SWP should be aware that the amount of that payment not subject to a CDSC may vary over time depending on fluctuations in net asset value of their account. This privilege may be revised or terminated at any time.


(2) Required minimum distributions taken from retirement accounts upon the attainment of age 70-1/2. Such distributions may not exceed 12% of the value of the account annually.

(3) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.

(4) For Class 529-B and 529-C shareholders only, redemptions due to a beneficiary's death, post-purchase disability or receipt of a scholarship.

CDSC waivers on Class A, B and C shares are allowed only in the cases listed above. For example, CDSC waivers will not be allowed for:


                         SMALLCAP World Fund - Page 35

     .Redemptions of dividend and capital gain distributions, redemptions of appreciated shares, redemptions through SWPs, and required minimum distributions, to the extent in aggregate they exceed 12% of an account value; or

     .Redemptions of Class 529-B and 529-C shares due to: termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings Plan eliminating the fund as an option for additional investment within CollegeAmerica.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS


Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: 1) Class A shares at net asset value; 2) Class A shares subject to the applicable initial sales charge; 3) Class B shares; 4) Class C shares; or 5) Class F shares. Plan assets invested in Class A shares with a sales charge, B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class and described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate which share class plan assets should be invested in and which do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions will not be allowed to be invested in F shares.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


                         SMALLCAP World Fund - Page 36

Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than


                         SMALLCAP World Fund - Page 37

4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent, dealer or any of their designees.
 Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares may only be sold through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -    Requests must be signed by the registered shareholder(s).

     -   A signature guarantee is required if the redemption is:

          -  Over $75,000;

          - Made payable to someone other than the registered shareholder(s); or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include with your written request any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR USING THE INTERNET

     -Redemptions by telephone, fax or the Internet (including American
          FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $75,000 per shareholder each day.

     -Checks must be made payable to the registered shareholder(s).


                         SMALLCAP World Fund - Page 38

     =   Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     -You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     - You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for any of the 529 share classes or B, C or F share classes of The Cash Management Trust of America.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Proceeds from a Class B share redemption where a CDSC was charged will be reinvested in Class A shares. Proceeds from any other type of redemption and all dividend and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any CDSC on Class B or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for Class 529 shareholders or if your account is held with an investment dealer.


                         SMALLCAP World Fund - Page 39

AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividend and capital gain distributions paid by the 529 share classes will automatically be reinvested.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being


                         SMALLCAP World Fund - Page 40
purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be done through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


Exchanges from Class A, C or F shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfer to Minors Act custodial accounts, may result in significant legal and tax consequences as described in the CollegeAmerica Program Description. Please consult your financial adviser prior to making such an exchange.


You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Internet Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Price of Shares" above.) THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - For all share classes, except the 529 classes of shares, you may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - For all share classes, except the 529 classes of shares, you may automatically withdraw shares from any of the funds in The American Funds Group. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments,


                         SMALLCAP World Fund - Page 41
purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $75,000 per American Funds shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds website on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Internet Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or the Internet (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the 529 share classes.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related


                         SMALLCAP World Fund - Page 42
services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Brokerage commissions paid on portfolio transactions for the fiscal years ended September 30, 2001, 2000 and 1999, amounted to $18,424,000, $20,341,000 and
$12,434,000, respectively.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, as Custodian. If the fund holds non-U.S.
securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $13,960,000 for Class A shares and $150,000 for Class B shares for the 2001 fiscal year.


INDEPENDENT AUDITORS - Deloitte & Touche LLP, Two California Plaza, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditors is reviewed and determined annually by the Board of Directors.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on September 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


                         SMALLCAP World Fund - Page 43

PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
   MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- SEPTEMBER 30, 2001

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $18.62
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $19.76


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was -0.01% based on a 30-day (or one month) period ended September 30,
2001, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula as required by the Securities and Exchange
Commission:


     YIELD = 2[((a-b)/cd + 1)/6/ -1]

     Where:      a  = dividends and interest earned during the period.

             b   =
                    expenses accrued for the period (net of reimbursements).

             c   =
                    the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   =
                    the maximum offering price per share on the last day of the period.

The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended September 30, 2001 were -48.11%, 0.20%, and 7.41%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended September 30, 2001 were -44.95%, 1.39%, and 8.05%, respectively.


                         SMALLCAP World Fund - Page 44

The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C, and F shares, as well as the 529 share classes.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      ---------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
-------------------------------------------------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
---------------------------------     -----------------------


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).


SMALL CAPITALIZATION STOCKS VERSUS LARGE CAPITALIZATION STOCKS -- According to Ibbottson Associates, an investment in small company stocks has grown an average of 16.3% a year from September 30, 1976 through September 30, 2001, compared with an average of 13.4% a year for an investment in large company stocks. Small company stocks are represented by the lowest 20% of market capitalization of New York Stock Exchange, American Stock Exchange and Over-the-Counter stocks, while large company stocks are represented by the Standard & Poor's 500 Stock Composite Index.


                         SMALLCAP World Fund - Page 45

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.
 Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.'
 Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards.
 Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


                         SMALLCAP World Fund - Page 46

"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


S&P rates the long-term debt securities of various entities in categories
---
ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
"An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."


AA
"An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."


A
"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."


BBB
"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."


BB
"An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B
"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."


                         SMALLCAP World Fund - Page 47

CCC
"An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."

CC
"An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C
"A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

D
"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."


                         SMALLCAP World Fund - Page 48

Smallcap World Fund, Inc.
Investment Portfolio, September 30, 2001


                             Percent of
LARGEST EQUITY HOLDINGS      Net Assets
Arthur J. Gallagher          1.38 %
Triad Hospitals              1.23
Semtech                      1.23
Extended Stay America        1.21
EarthLink                    1.17
Michaels Stores              1.10
Westwood One                 1.01
JJB Sports                    .94
Cheesecake Factory            .78
OM Group                      .78

Smallcap World Fund, Inc.
Investment Portfolio, September 30, 2001



                                                                                                    Shares or       Market  Percent
Equity Securities                                                                                   Principal        Value   of Net
(common and preferred stocks and convertible                                                           Amount        (000)   Assets
 debentures)

SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  7.74%
Semtech Corp. (USA) /1/                                                                              3,184,255      $90,369    1.23%
TriQuint Semiconductor, Inc. (USA) /1/                                                               3,380,140       54,048      .73
Exar Corp. (USA) /1//2/                                                                              2,525,000       43,682      .59
Micrel, Inc. (USA) /1/                                                                               1,794,000       35,772      .49
Power Integrations, Inc. (USA) /1//2/                                                                1,653,100       30,119      .41
Elantec Semiconductor, Inc. (USA) /1//2/                                                             1,200,000       27,540      .37
Advanced Energy Industries, Inc. (USA) /1/                                                           1,447,000       24,064      .33
ASM Pacific Technology Ltd. (Hong Kong)                                                             18,941,900       21,980      .30
Faraday Technology Corp. (Taiwan) /2/                                                                7,000,000       21,837      .30
Cymer, Inc. (USA) /1/                                                                                1,300,000       21,775      .30
Zarlink Semiconductor Inc. (Canada) /1/                                                              2,600,000       20,831      .28
Vitesse Semiconductor Corp. (USA) /1/                                                                2,500,000       19,375      .26
TranSwitch Corp. (USA) /1//2/                                                                        5,375,000       16,447      .22
MIPS Technologies, Inc., Class B (USA) /1//2/                                                        1,600,000        9,600
MIPS Technologies, Inc., Class A /1//2/                                                                885,000        5,797      .21
Microchip Technology Inc. (USA) /1/                                                                    500,000       13,400      .18
Brooks Automation, Inc. (USA) /1/                                                                      400,000       10,636      .14
Varian Semiconductor Equipment Associates,                                                             375,000        9,694      .13
 Inc. (USA) /1/
AXT, Inc. (USA) /1/                                                                                    850,000        9,010      .12
BE Semiconductor Industries, NV (Netherlands) /1/                                                    1,339,100        8,293      .11
ASAT Holdings Ltd. (ADR) (Hong Kong) /1/                                                             2,974,800        8,181      .11
Fairchild Semiconductor Corp., Class A (USA) /1/                                                       500,000        8,025      .11
ASE Test Ltd. (Taiwan) /1/                                                                             966,400        7,441      .10
Silicon Laboratories Inc. (USA) /1/                                                                    480,000        6,619      .09
Melexis NV (Belgium) /1/                                                                             1,000,000        5,510      .08
LTX Corp. (USA) /1/                                                                                    400,000        5,444      .07
Zeevo, Inc., Series C, convertible preferred                                                         1,587,301        4,508      .06
 (USA) /1//2/(3)(4)
Ando Electric Co., Ltd. (Japan) /1/                                                                  1,034,000        4,427      .06
Marvell Technology Group Ltd. (USA) /1/                                                                300,000        4,305      .06
Multilink Technology Corp., Class A (USA) /1/                                                          737,500        3,813      .05
Axcelis Technologies, Inc. (USA) /1/                                                                   400,000        3,780      .05
Jenoptik AG (Germany)                                                                                  220,000        3,356      .05
S.O.I.TEC SA (France) /1/                                                                              440,000        3,206      .04
MegaChips Corp. (Japan)                                                                                120,000        3,113      .04
Lasertec Corp. (Japan)                                                                                 294,000        2,986      .04
ClearSpeed Technology Ltd. (formerly PixelFusion                                                     2,300,000        1,049      .02
 Ltd.) (United Kingdom) /1/(3)(4)
Power X Ltd. (United Kingdom) /1/(3)(4)                                                              3,413,316          925      .01

HOTELS, RESTAURANTS & LEISURE  -  6.53%
Extended Stay America, Inc. (USA) /1//2/                                                             6,190,000       89,569     1.21
Cheesecake Factory Inc. (USA) /1/                                                                    2,412,375       57,776      .78
J D Wetherspoon PLC (United Kingdom)                                                                 9,404,935       47,717      .65
Bally Total Fitness Holding Corp. (USA) /1/                                                          1,430,200       29,047      .39
P.F. Chang's China Bistro, Inc. (USA) /1//2/(3)                                                        675,000       24,246
P.F. Chang's China Bistro, Inc. /1//2/                                                                  90,500        3,251      .37
Mandalay Resort Group (USA) /1/                                                                      1,637,400       26,575      .36
Boca Resorts, Inc., Class A (USA) /1/                                                                1,595,000       15,870
Boca Resorts, Inc., Class A, 1997 Series /1/(3)                                                        500,000        4,975
Boca Resorts, Inc., Class A, 1999 Series /1/(3)                                                        231,730        2,306      .31
Triarc Companies, Inc., Class A (USA) /1/                                                              950,000       21,945      .30
Orient-Express Hotels Ltd., Class A (USA) /1/                                                        1,513,000       21,197      .29
Vail Resorts, Inc. (USA) /1/                                                                         1,524,300       21,188      .29
Anchor Gaming (USA) /1/                                                                                500,000       20,750      .28
Ruby Tuesday, Inc. (USA)                                                                             1,300,000       20,410      .28
Steak n Shake Co. (USA) /1//2/                                                                       1,718,750       17,015      .23
Mandarin Oriental International Ltd. (Hong Kong)                                                    43,000,000       16,555      .23
Luminar PLC (United Kingdom)                                                                         1,300,000       14,434      .20
Elior (France)                                                                                       2,105,017       12,921      .18
NH Hoteles, SA (Spain) /1/                                                                             450,000        3,955      .05
PizzaExpress PLC (United Kingdom)                                                                      340,000        3,775      .05
Morton's Restaurant Group, Inc. (USA) /1//2/                                                           396,000        3,461      .05
I T International Theatres Ltd. (Israel) /1/(3)(4)                                                     300,000        1,887
I T International Theatres Ltd. /1/(4)                                                                  75,000          472      .03

MEDIA  -  6.41%
Westwood One, Inc. (USA) /1/                                                                         3,356,800       74,689     1.01
Fox Kids Europe NV (Netherlands) /1/                                                                 2,988,000       35,375      .48
Ticketmaster, Class B (USA) /1/                                                                      2,640,000       27,324      .37
SBS Broadcasting SA (Luxembourg) /1//2/                                                              1,457,000       23,312      .32
Alliance Atlantis Communications Inc., nonvoting,                                                    2,266,450       22,221      .30
 Class B (Canada) /1/
Cumulus Media Inc., Class A (USA) /1/                                                                1,840,000       12,788      .17
Village Roadshow Ltd. (Australia)                                                                   11,701,596        8,011
Village Roadshow Ltd., Class A, 5.50% preferred                                                      7,094,528        4,333      .17
                                                                                                       170,000       12,053      .16
Toei Animation Co., Ltd. (Japan)                                                                       240,000       11,382      .15
Mosaic Group Inc. (Canada) /1//2/                                                                    4,285,800       10,695      .15
Sanctuary Group PLC (United Kingdom)                                                                11,470,839       10,121      .14
Corp. Interamericana de Entretenimiento, SA de CV,                                                   4,886,052        9,770      .13
 Class B (Mexico) /1/
Austereo Group Ltd. (Australia) /1/                                                                  9,820,000        9,673      .13
Nasionale Pers Beperk, Class N (merged with                                                          5,911,767        9,641      .13
 M-Web Holdings Ltd.) (South Africa)
Groupe AB SA (France) /1/                                                                              551,726        9,547      .13
UnitedGlobalCom, Inc., Class A (USA) /1/                                                             3,590,000        8,329      .11
Information Holdings Inc. (USA) /1/                                                                    422,900        8,306      .11
Rural Press Ltd. (Australia)                                                                         3,726,466        8,075      .11
NTV Broadcasting Co. (GDR) (Russia) /1/(3)(4)                                                          812,520        8,000      .11
BEC World PCL (Thailand)                                                                             1,479,000        7,538      .10
CanWest Global Communications Corp. (Canada)                                                         1,154,946        7,095
CanWest Global Communications Corp.,                                                                    14,321           88      .10
 nonvoting, Class A
Astral Media Inc., Class A (Canada)                                                                    250,000        6,986      .10
Key3Media Group, Inc. (USA) /1/                                                                      1,750,000        6,930      .09
Corus Entertainment Inc., nonvoting, Class                                                             405,000        6,646      .09
 B (Canada) /1/
PRIMEDIA Inc. (USA) /1/                                                                              2,747,046        6,456      .09
Sportsworld Media Group PLC (United Kingdom) /1/                                                     1,771,325        6,330      .09
Emmis Communications Corp., Class A (USA) /1/                                                          430,000        6,201      .08
Lions Gate Entertainment Corp. (Canada) /1//2/                                                       2,378,500        5,875
Lions Gate Entertainment Corp., USD denominated /1//2/                                                 121,500          293      .08
Crown Media Holdings, Inc., Class A (USA) /1/                                                          598,200        6,132      .08
MIH Ltd., Class A (South Africa) /1/                                                                   718,000        5,636      .08
Phoenix Satellite Television Holdings Ltd. (Hong Kong) /1/                                          57,624,000        5,320      .07
MIH Holdings Ltd. (South Africa) /1/                                                                 6,177,632        4,990      .07
AVEX Inc. (Japan)                                                                                       65,000        2,401
AVEX Inc., when-issued, expire 2001 /1/(4)                                                              65,000        2,401      .07
HIT Entertainment PLC (United Kingdom)                                                               1,216,890        4,429      .06
BKN International AG (Germany) /1//2/                                                                  500,000        4,235      .06
Globo Cabo SA, preferred nominative (ADR) (Brazil) /1/                                               1,669,000        4,156      .06
VIVA Media AG (Germany) /1/                                                                            550,000        4,007      .05
ITE Group PLC (United Kingdom) /2/                                                                  16,708,233        3,931      .05
Mondo TV SpA (Italy) /1/                                                                               125,629        3,854      .05
SuperSport International Holdings Ltd. (South Africa)                                                6,149,900        3,616      .05
IM Internationalmedia AG (Germany) /1/                                                                 243,021        3,541      .05
P4 Radio Hele Norge ASA (Norway) /2/                                                                 1,648,000        3,343      .05
Antenna TV SA (ADR) (Greece) /1/                                                                       810,900        3,244      .04
RG Capital Radio Ltd. (Australia)                                                                    2,735,000        3,098      .04
Carrere Group (France) /1/                                                                             183,000        2,595      .04
NRJ (France)                                                                                           203,196        2,365      .03
TNT-Teleset (GDR) (Russia) /1/(3)(4)                                                                   287,324        2,000      .03
Modalis Research Technologies, Inc. (USA) /1/(3)(4)                                                    966,793        1,875      .03
Constantin Film AG (Germany) /1/                                                                       204,881        1,773      .02
StoryFirst Communications Inc., Class B,                                                                 4,022        1,709      .02
 convertible preferred (USA) /1/(3)(4)
DAS WERK AG (Germany) /1/                                                                              383,900        1,696      .02
Roularta Media Group NV (Belgium)                                                                       79,022        1,367      .02
Austar United Communications Ltd. (Australia) /1/                                                   14,990,000        1,329      .02
Metro International SA, Class A (Sweden) /1/                                                           298,300          633
Metro International SA, Class B /1/                                                                    115,500          292
Metro International SA, Class B, USD denominated /1/                                                   121,100          253
Metro International SA, Class A, USD denominated /1/                                                    51,900          104      .02
Incisive Media PLC (United Kingdom) /1/                                                              1,650,000        1,092      .01
Photobition Group PLC (United Kingdom) /2/                                                           4,700,000          553
Photobition Group PLC /2/(3)                                                                         1,500,000          176      .01
Television Eighteen Ltd. (India)                                                                       422,700          415      .01
BAC Majestic (France) /1/                                                                              200,000          335      .00
Impresa SGPS, SA (Portugal) /1/                                                                        122,500          155      .00
InternetStudios.com, Inc. (USA) /1//2/(3)(4)                                                           637,420           10
InternetStudios.com, Inc. /1//2/(3)                                                                    156,580            3      .00

INTERNET SOFTWARE & SERVICES  -  5.31%
EarthLink, Inc. (USA) /1/                                                                            5,673,000       86,400     1.17
DoubleClick Inc. (USA) /1/                                                                           4,575,000       26,078      .35
Retek Inc. (USA) /1/                                                                                 1,995,011       25,177      .34
Hotel Reservations Network, Inc., Class A (USA) /1/                                                  1,100,000       25,014      .34
CNET Networks, Inc. (USA) /1/                                                                        5,000,000       21,500      .29
SonicWALL, Inc. (USA) /1/                                                                            1,800,000       21,384      .29
webMethods, Inc. (USA) /1//2/                                                                        3,023,300       20,891      .28
BridgeSpan, Inc., Series B, convertible                                                              1,770,000       17,558      .24
 preferred (USA) /1//2/(3)(4)
Expedia, Inc., Class A (USA) /1/                                                                       600,000       14,574      .20
Travelocity.com Inc. (USA) /1/                                                                       1,087,500       14,464      .20
HotJobs.com, Ltd. (USA) /1//2/                                                                       2,350,000       14,029      .19
MatrixOne, Inc. (USA) /1/                                                                            2,235,000       12,158      .16
SmartForce PLC (ADR) (Ireland) /1/                                                                     580,400        9,495      .13
NetRatings, Inc. (USA) /1/                                                                             840,000        8,660      .12
America Online Latin America, Inc., Class A (USA) /1/                                                2,632,300        8,660      .12
DigitalThink, Inc. (USA) /1/                                                                         1,050,000        8,116      .11
TriZetto(r) Group, Inc. (USA) /1/                                                                      700,000        6,160      .08
Orbiscom Ltd. (Ireland) /1/(3)(4)                                                                    3,905,874        5,668      .08
GoTo.com, Inc. (USA) /1/                                                                               400,000        5,020      .07
EventSource.com, Inc., Series B, convertible                                                           514,933        5,000      .07
 preferred (USA) /1/(3)(4)
Netegrity, Inc. (USA) /1/                                                                              500,000        4,285      .06
Selectica, Inc. (USA) /1/                                                                            1,777,500        4,266      .06
NCsoft Corp. (South Korea) /1/                                                                          55,000        3,980      .05
WEB.DE AG (Germany) /1/                                                                                686,300        3,938      .05
InterCept Group, Inc. (USA) /1/                                                                        100,000        3,345      .05
Digitas Inc. (USA) /1/                                                                               1,310,000        3,013      .04
Internet Security Systems, Inc. (USA) /1/                                                              300,000        2,733      .04
VIA NET.WORKS, Inc. (USA) /1/                                                                        2,358,800        2,123      .03
Corillian Corp. (USA) /1/                                                                              800,000        1,584      .02
Meet World Trade (formerly MeetChina.com),                                                             389,416        1,460      .02
 Series C, convertible preferred (USA)/1/(3)(4)
Commerx, Inc., Series B, convertible preferred                                                         321,802        1,400      .02
 (USA) /1/(3)(4)
Parthus Technologies PLC (Ireland) /1/                                                               4,650,000        1,368      .02
Autobytel Inc. (formerly autobytel.com inc.) (USA) /1/                                               1,075,600        1,119      .01
GFT Technologies AG (Germany) /1/                                                                      168,000          626      .01
Scandinavia Online AB (Sweden) /1/                                                                     262,500           65      .00

BIOTECHNOLOGY  -  5.29%
ImClone Systems Inc. (USA) /1/                                                                       1,000,000       56,550      .77
IDEXX Laboratories, Inc. (USA) /1//2/                                                                2,181,300       50,977      .69
ILEX Oncology, Inc. (USA) /1//2/                                                                     1,374,500       36,094      .49
OSI Pharmaceuticals, Inc. (USA) /1/                                                                    500,000       16,250
OSI Pharmaceuticals, Inc. /1/(3)                                                                       337,000       10,953      .37
XOMA Ltd. (USA) /1/(3)                                                                               2,000,000       16,860
XOMA Ltd. /1/                                                                                        1,200,000       10,116      .37
Aviron (USA) /1/                                                                                     1,031,100       25,664      .35
Protein Design Labs, Inc. (USA) /1/                                                                    504,000       23,804      .32
Digene Corp. (USA) /1/                                                                                 800,000       20,000      .27
Neurocrine Biosciences, Inc. (USA) /1/                                                                 550,000       17,611      .24
United Therapeutics Corp. (USA) /1//2/(3)                                                              680,000        8,541
United Therapeutics Corp. /1//2/                                                                       625,000        7,850      .22
Q-Med AB (Sweden) /1/                                                                                1,005,000       15,749      .21
Avigen, Inc. (USA) /1//2/                                                                            1,050,000       14,396      .19
Invitrogen Corp. (USA) /1/                                                                             140,000        9,206      .12
Cephalon, Inc. (USA) /1/                                                                               179,545        8,956      .12
Amylin Pharmaceuticals, Inc. (USA) /1/(3)                                                            1,372,933        7,592      .10
Vical Inc. (USA) /1/                                                                                   665,000        6,776      .09
Corixa Corp. (USA) /1/                                                                                 600,000        6,299      .09
CuraGen Corp. (USA) /1/                                                                                225,000        4,343      .06
Cambridge Antibody Technology Group PLC                                                                205,000        4,190      .06
 (United Kingdom) /1/
Medarex, Inc. (USA) /1/                                                                                250,000        3,775      .05
Control Delivery Systems Inc., Series A,                                                                55,824        3,000      .04
 convertible preferred (USA) /1/(3)(4)
Neurobiological Technologies, Inc. (USA) /1/(3)                                                        900,000        2,700      .04
Forbes Medi-Tech Inc. (Canada) /1/                                                                   1,000,000        1,330      .02
Genetronics Biomedical Corp. (USA) /1//2/                                                            2,090,000          860      .01

SPECIALTY RETAIL  -  4.71%
Michaels Stores, Inc. (USA) /1//2/                                                                   2,215,000       80,936     1.10
JJB Sports PLC (United Kingdom)                                                                     11,450,000       69,037      .94
DFS Furniture Co. PLC (United Kingdom) /2/                                                           6,478,870       35,872      .49
KOMERI Co., Ltd. (Japan)                                                                             1,050,000       27,323      .37
Big Lots, Inc. (formerly Consolidated Stores                                                         2,500,000       20,725      .28
 Corp.) (USA) /1/
Circuit City Stores, Inc. - CarMax Group (USA) /1/                                                   1,725,000       19,406      .26
Claire's Stores, Inc. (USA)                                                                          1,100,000       13,915      .19
Zale Corp. (USA) /1/                                                                                   486,800       12,891      .17
Payless ShoeSource, Inc. (USA) /1/                                                                     230,000       12,604      .17
Giordano International Ltd. (Hong Kong)                                                             20,976,000        9,481      .13
Too, Inc. (USA) /1/                                                                                    350,000        7,347      .10
Sharper Image Corp. (USA) /1//2/                                                                       775,000        7,091      .10
Esprit Holdings Ltd. (Hong Kong)                                                                     7,346,000        6,970      .09
Whitehall Jewellers, Inc. (USA) /1/                                                                    696,100        6,474      .09
Williams-Sonoma, Inc. (USA) /1/                                                                        225,000        5,357      .07
Chico's FAS, Inc. (USA) /1/                                                                            175,000        4,121      .06
Homac Corp. (Japan)                                                                                    506,047        2,969      .04
Arcadia Group PLC (United Kingdom) /1/                                                                 950,000        2,571      .03
Restoration Hardware, Inc. (USA) /1/                                                                   450,000        1,287
Restoration Hardware, Inc. /1/(3)                                                                      400,000        1,144      .03

ELECTRONIC EQUIPMENT & INSTRUMENTS  -  4.29%
Venture Manufacturing (Singapore) Ltd (Singapore)                                                    5,042,000       24,980
Venture Manufacturing (Singapore) Ltd. (3)                                                           1,562,600        7,742      .44
DSP Group, Inc. (USA) /1//2/                                                                         1,411,000       28,149      .38
Rogers Corp. (USA) /1//2/                                                                              956,800       26,896      .37
Orbotech Ltd. (Israel) /1/                                                                           1,382,500       26,060      .35
DDi Corp. (USA) /1//2/                                                                               3,100,000       24,304      .33
Omni Industries Ltd. (Singapore) (4)                                                                12,600,000       22,900      .31
Trimble Navigation Ltd. (USA) /1//2/                                                                 1,500,000       22,875      .31
Vaisala Oyj, Class A (Finland)                                                                         835,000       19,771      .27
Newport Corp. (USA)                                                                                  1,200,000       16,920      .23
Tohoku Pioneer Corp. (Japan)                                                                           669,000       15,724      .21
Flextronics International Ltd. (Singapore) /1/                                                         800,000       13,232      .18
Micronic Laser Systems AB (Sweden) /1//2/                                                              852,810        8,059
Micronic Laser Systems AB /1//2/(3)                                                                    466,666        4,409      .17
National Instruments Corp. (USA) /1/                                                                   437,000       11,436      .16
Keithley Instruments, Inc. (USA)                                                                       700,000       10,045      .14
Hana Microelectronics PCL (Thailand) /2/                                                             8,600,000        8,825      .12
Perlos Oyj (Finland)                                                                                   757,300        5,821      .08
Hankuk Electric Glass Co., Ltd. (South Korea)                                                          119,810        5,580      .08
Merix Corp. (USA) /1/                                                                                  275,000        3,864      .05
QPL International Holdings Ltd. (Hong Kong) /1/                                                     17,034,600        3,123
QPL International Holdings Ltd., warrants,                                                           3,406,920           96      .04
 expire 2004 /1/
Pan Jit International Inc. (Taiwan)                                                                  2,907,708        2,025      .03
Yamaichi Electronics Co., Ltd. (Japan)                                                                 214,000        1,397      .02
Tandberg Television AS (Norway) /1/                                                                    249,800        1,028      .01
Robotic Technology Systems PLC (United Kingdom) /1/                                                    500,000          708      .01
AimGlobal Technologies Co. Inc. (Canada) /1//2/                                                        650,000          346      .00
vi[z]rt (Israel) /1/                                                                                   357,034          234      .00

COMMERCIAL SERVICES & SUPPLIES  -  4.27%
Education Management Corp. (USA) /1//2/                                                              1,625,000       49,335      .67
ChoicePoint Inc. (USA) /1/                                                                             900,000       37,476      .51
Arbitron Inc. (USA) /1/                                                                                911,060       23,833      .32
Tetra Tech, Inc. (USA) /1/                                                                           1,060,000       23,426      .32
Group 4 Falck A/S (Denmark)                                                                            195,000       21,495      .29
MemberWorks Inc. (USA) /1//2/                                                                        1,000,000       20,570      .28
Career Education Corp. (USA) /1/                                                                       350,800       19,294      .26
Ionics, Inc. (USA) /1/                                                                                 500,000       11,055      .15
CoStar Group, Inc. (USA) /1/                                                                           595,200       10,696      .15
Informatics Holdings Ltd. (Singapore) /2/                                                           16,964,000        9,701      .13
Gunnebo AB (Sweden)                                                                                  1,013,000        9,666      .13
ZOOTS, Series B, convertible preferred                                                               3,266,613        8,167      .11
 (USA) /1//2/(3)(4)
PSD Group PLC (United Kingdom) /2/                                                                   1,628,000        7,542      .10
Corporate Services Group PLC, 7.50% convertible                                                600,000 pounds         4,412
 debentures 2005 (United Kingdom)
Corporate Services Group PLC /1/(3)                                                                  7,528,427        1,550
Corporate Services Group PLC /1/                                                                     5,800,000        1,194      .10
DIS Deutscher Industrie Service AG (Germany)                                                           340,000        6,812      .09
Robert Walters PLC (United Kingdom) /2/                                                              5,000,000        6,397      .09
MITIE Group PLC (United Kingdom)                                                                     3,000,000        5,294      .07
Duratek, Inc. (USA) /1/                                                                                891,100        5,168      .07
Michael Page International PLC (United Kingdom)                                                      3,000,000        4,721      .06
Stericycle, Inc. (USA) /1/                                                                             100,000        4,168      .06
Resources Connection, Inc. (USA) /1/                                                                   225,000        4,091      .06
Reliance Security Group PLC (United Kingdom)                                                           440,000        3,721      .05
Art'e SpA (Italy) /1/                                                                                  120,000        3,283      .04
POOLiA AB, Class B (Sweden)                                                                            777,045        3,235      .04
ALTEN SA (France) /1/                                                                                  247,500        2,964      .04
Oslo Bors Holding ASA (Norway) /1/(3)                                                                  125,000        1,831      .03
Proffice AB, Class B (Sweden)                                                                          720,000        1,650      .02
MDC Communications Corp., Class A (Canada) /1/                                                         537,600        1,079      .01
StepStone ASA (Norway) /1/                                                                           6,480,000          621      .01
D Interactive (France) /1/                                                                             499,834          542      .01

SOFTWARE  -  3.89%
HNC Software Inc. (USA) /1//2/                                                                       2,089,000       39,064      .53
Macromedia, Inc. (USA) /1/                                                                           1,800,000       21,798      .30
Documentum, Inc. (USA) /1//2/                                                                        2,366,900       19,385      .26
Aspen Technology, Inc. (USA) /1//2/                                                                  1,625,000       16,250      .22
Micromuse Inc. (USA) /1/                                                                             2,600,000       14,768      .20
MMC AS (Norway) /1/(3)(4)                                                                            4,150,000       12,161      .17
Cognos Inc. (Canada) /1/                                                                               760,000       10,912      .15
Radiant Systems, Inc. (USA) /1/                                                                      1,039,250       10,600      .14
i2 Technologies, Inc. (USA) /1/                                                                      3,000,000       10,320      .14
diCarta, Series C, convertible preferred                                                             1,650,165       10,000      .14
 (USA) /1//2/(3)(4)
Autonomy Corp. PLC (United Kingdom) /1/                                                              2,690,000        9,198      .13
NetIQ Corp. (USA) /1/                                                                                  400,000        9,108      .12
Embarcadero Technologies, Inc. (USA) /1/                                                             1,045,000        8,224      .11
Quest Software, Inc. (USA) /1/                                                                         690,000        7,990      .11
Creo Products Inc. (Canada) /1/                                                                        600,000        7,218      .10
Mentor Graphics Corp. (USA) /1/                                                                        500,000        6,890      .09
OPNET Technologies, Inc. (USA) /1//2/                                                                1,045,500        6,127      .08
Telelogic AB (Sweden) /1//2/                                                                         8,713,000        4,011
Telelogic AB, new /1//2/                                                                             4,356,500        1,952      .08
Infoteria Corp. (Japan) /1//2/(3)(4)                                                                     2,672        5,607      .08
Sectra AB, Class B (Sweden)                                                                          1,640,000        5,217      .07
Verisity Ltd. (Israel) /1/                                                                             600,000        4,374      .06
J.D. Edwards & Co. (USA) /1/                                                                           600,000        4,272      .06
NetScreen Technologies, Inc., Series F,                                                                691,496        3,600      .05
 convertible preferred (USA) /1/(3)(4)
Polaris Software Lab Ltd. (India) /2/                                                                2,631,457        3,215      .04
RADWARE Ltd. (Israel) /1/                                                                              360,000        3,143      .04
Monterey Design Systems Inc., Series E,                                                              1,000,000        3,000      .04
 convertible preferred (USA) /1/(3)(4)
Ubizen (Belgium) /1/                                                                                 1,068,000        2,967      .04
TIBCO Software Inc. (USA) /1/                                                                          400,000        2,936      .04
Innovation Group PLC (United Kingdom) /1/                                                              800,399        2,707      .04
AIT Group PLC (United Kingdom)                                                                         430,000        2,450      .03
TECMO, Ltd. (Japan)                                                                                    350,000        2,347      .03
Ubi Soft Entertainment SA (France) /1/                                                                  93,860        2,265      .03
HPL Technologies, Inc. (USA) /1/                                                                       500,000        2,205      .03
Tecnomatix Technologies Ltd. (Israel) /1/                                                              241,600        2,172      .03
Baltimore Technologies PLC (United Kingdom) /1/                                                      7,350,000        1,838
Baltimore Technologies PLC (ADR) /1/                                                                   489,000          205      .03
Aldata Solution Oyj (Finland) /1/                                                                    1,837,300        1,456      .02
ACCESS Co., Ltd. (Japan) /1/                                                                               129        1,408      .02
SuSE Linux AG (Germany) /1//2/(3)(4)                                                                    37,813          905      .01
Technology Nexus AB (Sweden) /1/                                                                       337,500          859      .01
patsystems PLC (United Kingdom) /1/                                                                  2,915,000          793      .01
Stonesoft Oyj (Finland) /1/                                                                            480,000          603      .01
M2S Sverige AB, Class B (Sweden) /1/                                                                   576,200          170      .00
Orad Hi-Tec Systems Ltd. (Israel) /1/                                                                  133,010          122      .00

HEALTH CARE PROVIDERS & SERVICES  -  3.08%
Triad Hospitals, Inc. (acquired Quorum Health                                                        2,560,770       90,651     1.23
 Group, Inc.) (USA) /1/
Service Corp. International (USA) /1/                                                                9,458,200       56,938      .77
Rhon-Klinikum AG, nonvoting preferred (Germany)                                                        561,300       22,159
Rhon-Klinikum AG                                                                                        70,000        2,869      .34
LifePoint Hospitals, Inc. (USA) /1/                                                                    400,000       17,600      .24
ICON PLC (ADR) (Ireland) /1/                                                                           481,000       15,969      .22
Capio AB (Sweden) /1/                                                                                1,500,000        9,964      .13
AmSurg Corp. (USA) /1/                                                                                 300,000        8,265      .11
Professional Detailing, Inc. (USA) /1/                                                                 125,000        2,981      .04

PHARMACEUTICALS  -  3.04%
Scios Inc. (USA) /1//2/                                                                              2,500,000       41,800      .57
CIMA LABS INC. (USA) /1/                                                                               617,200       37,495      .51
Medicis Pharmaceutical Corp., Class A (USA) /1/                                                        625,000       31,237      .42
InterMune Inc. (formerly InterMune Pharmaceuticals,                                                    801,600       30,661      .42
 Inc.) (USA) /1/
NPS Pharmaceuticals, Inc. (USA) /1/                                                                    905,900       28,264      .38
Adolor Corp. (USA) /1/                                                                               1,080,700       18,296      .25
Salix Pharmaceuticals, Ltd. (USA) /1//2/(3)                                                            960,000       12,816      .17
Inspire Pharmaceuticals, Inc. (USA) /1/                                                              1,250,000       10,825      .15
Cellegy Pharmaceuticals, Inc. (USA) /1/(3)                                                             825,000        5,734      .08
Generex Biotechnology Corp. (USA) /1//2/(3)                                                          1,079,000        3,895
Generex Biotechnology Corp., warrants, expire                                                          164,467            0      .05
 2005 /1//2/(3)(4)
NexMed, Inc. (USA) /1/(3)                                                                            1,100,000        2,717
NexMed, Inc., warrants, expire 2002 /1/(3)(4)                                                          385,000            3      .04
SuperGen, Inc., warrants, expire 2002 (USA) /1/(3)(4)                                                  336,600           52
SuperGen, Inc., warrants, expire 2002  /1/(4)                                                          231,800           43      .00

CHEMICALS  -  2.75%
OM Group, Inc. (USA)                                                                                 1,050,000       57,750      .78
Cambrex Corp. (USA) /2/                                                                              1,480,000       49,624      .67
Ferro Corp. (USA)                                                                                    1,000,000       23,180      .32
SPARTECH Corp. (USA)                                                                                   975,000       20,163      .27
Georgia Gulf Corp. (USA)                                                                             1,000,000       16,070      .22
Asian Paints (India) Ltd. (India)                                                                    2,712,972       15,410      .21
Valspar Corp. (USA)                                                                                    337,000       11,269      .15
National Petrochemical PCL (Thailand) /1/                                                            6,976,600        4,720      .07
Crompton Corp. (USA)                                                                                   671,200        4,652      .06

OIL & GAS  -  2.20%
Western Oil Sands Inc. (Canada) /1//2/(3)                                                            2,130,000       20,505
Western Oil Sands Inc., Class B, nonvoting                                                             360,000        3,119
 convertible preferred /1//2/(3)(4)
Western Oil Sands Inc. /1//2/                                                                          320,000        3,081      .36
Newfield Exploration Co. (USA) /1/                                                                     800,000       23,360      .32
Tullow Oil PLC (United Kingdom) /1/(3)                                                               9,142,857       10,555
Tullow Oil PLC /1/                                                                                   8,591,276        9,918      .28
Cairn Energy PLC (United Kingdom) /1/                                                                5,030,000       17,917      .24
International Energy Group Ltd. (United Kingdom) /2/                                                 4,640,000       16,650      .22
Encore Acquisition Co. (USA) /1/                                                                       715,000       10,725      .14
Ivanhoe Energy Inc. (Canada) /1/                                                                     5,692,200        9,301
Ivanhoe Energy Inc., warrants, expire 2002 /1/(4)                                                      500,000           37      .13
Paladin Resources NL (United Kingdom) /1//2/                                                        11,270,998        8,089      .11
Novus Petroleum Ltd. (Australia) /1/                                                                 7,969,508        7,261      .10
Sibir Energy PLC, 15.00% convertible                                                           2000000 pounds         3,235
 debentures 2002 (United Kingdom)
Sibir Energy PLC /1/                                                                                20,000,000        2,868      .08
Oil Search Ltd., 9.00% convertible                                                                      55,555        2,818
 preferred 2003 (Australia)
Oil Search Ltd. /1/                                                                                  8,000,000        2,798
Oil Search Ltd. /1/(3)                                                                               1,150,000          402      .08
Pogo Producing Co. (USA)                                                                               225,000        5,287      .07
Paramount Resources Ltd. (Canada) /1/                                                                  440,000        3,450      .05
Bharat Petroleum Corp. Ltd. (India)                                                                    351,806        1,179      .02

DIVERSIFIED FINANCIALS  -  2.07%
Nissin Co., Ltd. (Japan) /2/                                                                         1,725,000       34,752      .47
Corp. Financiera Alba, SA (Spain)                                                                    1,070,694       20,282      .28
Federal Agricultural Mortgage Corp., Class C (USA) /1/                                                 606,000       20,228      .27
Metris Companies Inc. (USA)                                                                            735,000       18,191      .25
OM AB (formerly OM Gruppen AB) (Sweden)                                                              2,328,600       16,448      .22
American Capital Strategies, Ltd. (USA)                                                                575,000       15,749      .21
Housing Development Finance Corp. Ltd. (India)                                                         993,240       12,955      .18
Singapore Exchange Ltd. (Singapore)                                                                 20,519,000       11,734      .16
Medallion Financial Corp. (USA)                                                                        275,000        2,269      .03

COMMUNICATIONS EQUIPMENT  -  2.04%
Black Box Corp. (USA) /1//2/                                                                         1,084,000       45,615      .62
New Focus, Inc. (USA) /1//2/                                                                         4,930,000       15,924      .22
Ixia (USA) /1/                                                                                       2,200,000       13,970      .19
Stratos Lightwave, Inc. (USA) /1//2/                                                                 3,587,200       12,376      .17
Finisar Corp. (USA) /1/                                                                              2,223,300        8,804      .12
Datacraft Asia Ltd (Singapore)                                                                       2,500,000        8,200      .11
Filtronic PLC (United Kingdom)                                                                       3,174,600        8,034      .11
Cambridge Silicon Radio, Series II, convertible                                                      1,131,258        8,000      .11
 preferred (United Kingdom) /1/(3)(4)
Avanex Corp. (USA) /1/                                                                               1,975,000        5,846      .08
Advanced Fibre Communications, Inc. (USA) /1/                                                          350,000        5,114      .07
AudioCodes Ltd. (Israel) /1//2/                                                                      2,300,000        4,830      .06
Optical Communication Products, Inc., Class A (USA) /1/                                              1,490,500        3,458      .05
ITG Group PLC (Ireland) /1/                                                                            898,200        3,149      .04
ADVA AG Optical Networking (Germany) /1/                                                             1,020,000        2,508      .03
Gilat Satellite Networks Ltd. (Israel) /1/                                                             420,000        2,205      .03
SwitchCore AB (Sweden) /1/                                                                           3,618,377        1,997      .03
Himachal Futuristic Communications Ltd. (India) /1/                                                        100            -        -

BEVERAGES  -  1.85%
BRL Hardy Ltd. (Australia)  /2/                                                                      7,880,217       39,237
BRL Hardy Ltd., rights, expire 2001 /1//2/                                                             788,021          318      .54
Cott Corp. (Canada) /1/                                                                              1,720,000       25,763      .35
Robert Mondavi Corp., Class A (USA) /1/                                                                516,100       18,373      .25
Mikuni Coca-Cola Bottling Co., Ltd. (Japan)                                                          1,500,000       14,820      .20
Coca-Cola Central Japan Co., Ltd. (formerly                                                              2,025       13,480      .18
 Chukyo Coca-Cola Bottling Co., Ltd.) (Japan) /1/
Coca-Cola West Japan Co. Ltd. (Japan)                                                                  589,800       12,402      .17
Quilmes Industrial SA, Class B (ADR) (Argentina)                                                       500,000        5,750      .08
Petaluma Ltd. (Australia)                                                                            1,341,945        3,305      .04
AL-Ahram Beverages Co. (GDR) (Egypt) /1/(3)                                                            240,000        1,704      .02
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)                                                  92,000,000        1,463      .02

HEALTH CARE EQUIPMENT & SUPPLIES  -  1.63%
Lumenis Ltd. (Israel) /1/                                                                            1,520,000       30,521      .41
Integra LifeSciences Holdings Corp. (USA) /1/                                                          525,000       14,500      .20
Caliper Technologies Corp. (USA) /1//2/                                                              1,348,500       12,474
Caliper Technologies Corp. /1//2/(3)                                                                   200,000        1,850      .20
Aspect Medical Systems, Inc. (USA) /1//2/                                                            1,137,000       12,450      .17
American Medical Systems Holdings, Inc. (USA) /1/                                                      585,000       11,156      .15
Coloplast A/S, Class B (Denmark)                                                                       137,000        9,313      .13
Sulzer Medica Ltd (Switzerland)                                                                        135,000        7,250      .10
Transgenomic, Inc. (USA) /1/                                                                           825,000        6,229      .09
Mentor Corp. (USA)                                                                                     180,000        4,554      .06
TriPath Imaging, Inc. (USA) /1/                                                                        886,242        3,811      .05
JEOL Ltd. (Japan)                                                                                      800,000        3,163      .04
Biacore International AB (Sweden) /1/                                                                   75,000        1,719      .02
Vision-Sciences, Inc. (USA) /1/                                                                        984,500        1,034      .01
HemaSure Inc. (USA) /1/(3)(4)                                                                          514,020          155
HemaSure Inc. /1/(3)                                                                                   188,920           67      .00

INSURANCE  -  1.63%
Arthur J. Gallagher & Co. (USA)                                                                      3,000,000      101,550     1.38
HCC Insurance Holdings, Inc. (USA)                                                                     700,700       18,428      .25
Independent Insurance Group PLC (United Kingdom) /2/(4)                                             14,540,000          214      .00

BANKS  -  1.61%
Fulton Financial Corp. (USA)                                                                         1,173,600       26,230      .36
Hudson United Bancorp (USA)                                                                            678,500       18,821      .25
Citizens Banking Corp. (USA)                                                                           459,900       14,754      .20
UMB Financial Corp. (USA)                                                                              355,100       14,737      .20
ICICI Bank Ltd. (India)                                                                              8,597,501       12,896      .17
FirstFed Financial Corp. (USA) /1/                                                                     279,800        7,275      .10
West Coast Bancorp (USA)                                                                               500,000        6,750      .09
Pacific Capital Bancorp (USA)                                                                          175,000        5,070      .07
JCG Holdings Ltd. (Hong Kong)                                                                        7,990,000        4,328      .06
Cathay Bancorp, Inc. (USA)                                                                              68,700        3,702      .05
City National Corp. (USA)                                                                               64,473        2,782      .04
Grupo Financiero Galicia SA, Class B (ADR) (Argentina)                                                 200,000        1,190      .02

REAL ESTATE  -  1.31%
Newhall Land and Farming Co. (USA)                                                                   1,000,000       28,350      .38
Cadiz Inc. (USA) /1//2/                                                                              2,300,000       19,711      .27
Anthracite Capital, Inc. (USA)                                                                       1,650,000       17,160      .23
Unibail (France)                                                                                       222,000       11,019      .15
Castellum AB (Sweden)                                                                                1,114,286       10,164      .14
Annaly Mortgage Management, Inc. (USA)                                                                 450,000        6,503      .09
Sponda Oyj (Finland)                                                                                   900,400        3,526      .05

WIRELESS TELECOMMUNICATION SERVICES  -  1.26%
Tele Centro Oeste Celular Participacoes SA,                                                          4,700,000       23,265      .31
 preferred nominative (ADR) (Brazil)
GLOBE TELECOM, Inc. (Philippines) /1/                                                                1,333,999       16,268
GLOBE TELECOM, Inc. (PDR) /1/ (3)                                                                       28,000          328      .22
Total Access Communication PCL (Thailand) /1/                                                        8,385,800       12,495      .17
Tele Celular Sul Participacoes SA, preferred                                                           939,900        9,775
 nominative (ADR) (Brazil)
Tele Celular Sul Participacoes SA, ordinary nominative                                           2,210,000,000        1,985      .16
Tele Nordeste Celular Participacoes SA, preferred                                                      583,600       10,505      .14
 nominative (ADR) (Brazil)
Tele Norte Celular Participacoes SA, preferred                                                         270,400        5,511      .07
 nominative (ADR) (Brazil)
Telemig Celular Participacoes SA, preferred                                                            213,600        4,849      .07
 nominative (ADR) (Brazil)
Tele Leste Celular Participacoes SA, preferred                                                         350,000        4,305      .06
 nominative (ADR) (Brazil) /1/
iTouch PLC (United Kingdom) /1/                                                                      8,400,000        1,976      .03
M-Cell Ltd. (South Africa)                                                                           1,301,000        1,912      .03

TRANSPORTATION INFRASTRUCTURE  -  1.12%
SembCorp Logistics Ltd. (Singapore)                                                                 37,359,200       38,076      .52
Jiangsu Expressway Co. Ltd., Class H (China)                                                        79,250,000       14,633      .20
Zhejiang Expressway Co. Ltd., Class H (China)                                                       63,900,000       14,011      .19
International Container Terminal Services,                                                      $    5,905,000        7,588      .10
 Inc., 1.75% convertible debentures 2004
 (Philippines) (3)
Grupo Aeroportuario del Sureste, SA de CV,                                                             635,000        5,969      .08
 Class B (ADR) (Mexico) /1/
New World Infrastructure Ltd. (Hong Kong)                                                            5,000,000        2,116      .03

ELECTRICAL EQUIPMENT  -  1.07%
Wilson Greatbatch Technologies, Inc. (USA) /1/                                                         735,000       21,535      .29
Littelfuse, Inc. (USA) /1/                                                                             800,000       17,704      .24
LG Cable Ltd. (South Korea)                                                                          1,192,000       12,847      .18
Kingboard Chemical Holdings Ltd. (Hong Kong) /2/                                                    27,720,000       12,351
Kingboard Chemical Holdings Ltd., warrants,                                                          2,772,000           82      .17
 expire 2003 /1//2/
Citizen Electronics Co., Ltd. (Japan)                                                                  184,800        6,903      .09
C&D Technologies, Inc. (USA)                                                                           220,000        4,048      .06
Digital Electronics Corp. (Japan)                                                                      175,000        2,497      .03
Integrated Production and Test Engineering                                                             201,202          788      .01
 (Belgium) /1/

IT CONSULTING & SERVICES  -  0.98%
Titan Corp. (USA) /1/                                                                                1,780,000       34,888      .47
NEC Soft, Ltd. (Japan)                                                                                 198,100       19,373      .26
AU-System AB (Sweden) /1//2/                                                                         6,370,000        4,648      .06
HiQ International AB (Sweden) /2/                                                                    2,820,000        3,957      .06
Lynx Group PLC (United Kingdom)                                                                      2,339,481        2,847      .04
Alphameric PLC (United Kingdom)                                                                      4,925,000        2,752      .04
Hughes Software Systems Ltd. (India)                                                                   339,379        1,365      .02
Enea Data AB (Sweden)                                                                                4,486,000        1,343      .02
Brime Technologies (France) /1/                                                                         35,000          848
Brime Technologies, warrants, expire 2002 /1/                                                           70,000           13      .01

METALS & MINING  -  0.93%
Hoganas AB, Class B (Sweden)                                                                         2,170,000       30,858      .42
Gabriel Resources Ltd. (Canada) /1//2/                                                               4,700,000       11,818
Gabriel Resources Ltd. /1//2/(3)(4)                                                                    560,000        1,197      .17
SGL Carbon AG (Germany) /1/                                                                            500,000        8,060      .11
Aur Resources Inc. (Canada) /1/                                                                      4,586,000        7,203      .10
First Quantum Minerals Ltd. (Canada) /1//2/                                                          2,540,000        3,941      .05
Minmet PLC (Ireland) /1/(3)                                                                         15,748,327        2,698
Minmet PLC /1/                                                                                       5,350,000          917      .05
Avocet Mining PLC (United Kingdom) /1//2/(3)                                                         2,750,000          566
Avocet Mining PLC /1//2/                                                                               950,000          196      .01
Thistle Mining Inc. (Canada) /1//2/                                                                  6,264,309          635      .01
Arcon International Resources PLC (Ireland) /1/                                                     11,798,000          607      .01
Bema Gold Corp., warrants, expire 2001                                                               2,200,000           51      .00
 (Canada) /1/(3)(4)

INTERNET & CATALOG RETAIL  -  0.81%
School Specialty, Inc. (USA) /1//2/                                                                  1,130,000       34,533      .47
dELiA*s Corp., Class A (USA) /1//2/                                                                  2,750,000       14,685      .20
Internet Auction Co. Ltd. (South Korea) /1/                                                            558,643        5,763      .08
RedEnvelope, Inc., Series E, convertible                                                             2,525,124        5,000      .06
 preferred (USA) /1//2/(3)(4)

FOOD & DRUG RETAILING  -  0.80%
Performance Food Group Co. (USA) /1/                                                                 1,460,000       41,654      .56
Jean Coutu Group (PJC) Inc., Class A (Canada)                                                          500,000        8,354      .11
Whole Foods Market, Inc. (USA) /1/                                                                     250,000        7,852      .11
Migros Turk TAS (Turkey)                                                                            21,647,575        1,164      .02

FOOD PRODUCTS  -  0.75%
IAWS Group PLC (Ireland)                                                                             3,400,000       24,864      .33
Hain Celestial Group, Inc. (USA) /1/                                                                   670,450       12,343      .17
Cheil Jedang Corp. (South Korea)                                                                       350,000       10,212      .14
PT Indofood Sukses Makmur Tbk (Indonesia)                                                          109,321,500        8,175      .11

ENERGY EQUIPMENT & SERVICES  -  0.67%
Newpark Resources, Inc. (USA) /1/                                                                    3,250,000       21,937      .30
Rowan Companies, Inc. (USA) /1/                                                                      1,210,500       14,986      .20
Enerflex Systems Ltd. (Canada)                                                                         625,000        7,719      .11
Hydril Co. (USA) /1/                                                                                   317,500        4,423      .06

COMPUTERS & PERIPHERALS  -  0.66%
O2Micro International Ltd. (USA) /1/                                                                 1,253,600       16,485      .22
C Technologies AB (Sweden) /1//2/                                                                    2,946,600        7,222      .10
Opticom ASA (Norway) /1/                                                                               300,000        6,120      .08
Pinnacle Systems, Inc. (USA) /1/                                                                     2,050,000        5,966      .08
Computer Access Technology Corp. (USA) /1//2/                                                        1,000,000        5,150      .07
Psion PLC (United Kingdom)                                                                           7,949,865        4,472      .06
Sotec Co. Ltd. (Japan) (3)                                                                               2,526        2,184      .03
Kyoden Co., Ltd. (Japan)                                                                               246,000          847      .01
LPKF Laser & Electronics AG (Germany)                                                                   65,171          261      .01
Universal Scientific Industrial Co., Ltd. (Taiwan)                                                         898            -        -

HOUSEHOLD DURABLES  -  0.55%
Fisher & Paykel Industries Ltd. (New Zealand)                                                        2,500,000       12,634      .17
Palm Harbor Homes, Inc. (USA) /1/                                                                      663,906       12,415      .17
Ekornes ASA (Norway)                                                                                 1,670,000       11,952      .16
Techtronic Industries Co. Ltd. (Hong Kong)                                                          11,890,000        3,735      .05

DIVERSIFIED TELECOMMUNICATION SERVICES  -  0.50%
Sigma Networks, Series C, convertible preferred                                                      4,700,000        9,729      .13
 (USA) /1/(3)(4)
Perusahaan Perseroan (Persero) PT Indonesian                                                           850,000        7,038      .09
 Satellite Corp. Tbk (ADR) (Indonesia)
Multiplex, Inc., Series C, convertible                                                               1,358,696        6,658      .09
 preferred (USA) /1/(3)(4)
Cable Satisfaction International Inc.,                                                               2,500,000        5,621      .08
 Class A (Canada) /1/
Cogent Communications, Inc., Series B,                                                               1,098,901        5,000      .07
 convertible preferred (USA) /1/ (3) (4)
Global Light Telecommunications Inc. (Canada) /1/                                                      600,000        1,230      .02
CESKE RADIOKOMUNIKACE, AS (GDR) (Czech Republic) (3)                                                   113,300          821      .01
CoreExpress, Inc., Series C, convertible                                                               445,128          550      .01
 preferred (USA) /1/(3)(4)
Focal Communications Corp. (USA) /1/                                                                   186,800           54      .00
Highpoint Telecommunications Inc. (Canada) /1/                                                       1,322,000           17      .00
Enitel ASA, warrants, expire 2004 (Norway) /1/(4)                                                       46,250            -        -

MACHINERY  -  0.46%
Miura Co., Ltd. (Japan)                                                                              1,440,000       19,739      .27
Yushin Precision Equipment Co., Ltd. (Japan)                                                           542,400       10,221      .14
LTG Technologies PLC (United Kingdom) /1/                                                            3,500,000        2,059      .03
JOT Automation Group Oyj (Finland)                                                                   4,115,000        1,574      .02
THK Co., Ltd. (Japan)                                                                                   27,000          272      .00

AEROSPACE & DEFENSE  -  0.45%
Mercury Computer Systems, Inc. (USA) /1/                                                               880,000       33,044      .45

MARINE  -  0.33%
Neptune Orient Lines Ltd. (Singapore) /1/                                                           33,500,000       15,175      .21
Tsakos Energy Navigation Ltd. ASA (formerly                                                            682,903        9,236      .12
 MIF Ltd.) (Norway) /1//2/

CONSTRUCTION & ENGINEERING  -  0.30%
Kyowa Exeo Corp. (Japan)                                                                             2,550,000       22,326      .30

AUTO COMPONENTS  -  0.30%
Midas, Inc. (USA) /2/                                                                                  903,000        8,940      .12
Koito Manufacturing Co., Ltd. (Japan)                                                                1,670,000        6,098      .08
Exedy Corp. (Japan)                                                                                    800,000        3,902      .05
NOK Corp. (Japan)                                                                                      625,000        3,226      .05

ROAD & RAIL  -  0.27%
RailAmerica, Inc. (USA) /1/(3)                                                                       1,000,000       12,500
RailAmerica, Inc. /1/                                                                                  150,000        1,875      .19
C.H. Robinson Worldwide, Inc. (USA)                                                                    200,000        5,792      .08

PAPER & FOREST PRODUCTS  -  0.26%
M-real Oyj (formerly Metsa-Serla Oyj), Class B (Finland)                                             2,610,000       11,861      .16
Sumitomo Forestry Co., Ltd. (Japan)                                                                  1,150,000        6,757      .09
PT Indah Kiat Pulp & Paper Corp. Tbk (Indonesia) /1/                                                30,707,000          633      .01

OTHER INDUSTRIES  -  1.87%
Aderans Co. Ltd. (Japan)                                                                               356,000       13,447      .18
Intertape Polymer Group Inc. (Canada) /1/ /2/                                                        1,700,000       12,920      .18
Phillips-Van Heusen Corp. (USA)                                                                      1,200,000       11,880      .16
MEDION AG (Germany)                                                                                    374,400       11,490      .16
Geberit AG (Switzerland)                                                                                46,000        9,086      .12
Ratchaburi Electricity Generating                                                                   23,100,000        8,336      .11
 Holding PCL (Thailand) /1/
Dillard's, Inc., Class A (USA)                                                                         509,000        6,703      .09
Kumgang Korea Chemical Co., Ltd. (South Korea)                                                         115,000        6,294      .09
Bajaj Auto Ltd. (India)                                                                              1,185,771        6,125
Bajaj Auto Ltd. (GDR)                                                                                   13,000           74      .08
Concord Camera Corp. (USA) /1//2/                                                                    1,400,800        6,136      .08
Puerto Rican Cement Co., Inc. (USA)                                                                    250,000        6,050      .08
Grupo Auxiliar Metalurgico, SA (Spain) /1/                                                             400,000        5,464      .08
SkyWest, Inc. (USA)                                                                                    325,000        5,434      .07
Zebra Technologies Corp., Class A (USA) /1/                                                            120,000        4,495      .06
BriteSmile, Inc. (USA) /1/(3)                                                                          747,000        4,482      .06
Gladstone Capital Corp. (USA) /1/                                                                      256,000        4,132      .06
Sixt AG (Germany)                                                                                      331,136        2,262
Sixt AG, nonvoting preferred                                                                           294,768        1,611      .05
Atlas Air Worldwide Holdings, Inc. (USA) /1/                                                           325,000        3,201      .04
Mahindra & Mahindra Ltd. (GDR) (India)                                                               1,795,948        1,931
Mahindra & Mahindra Ltd.                                                                               804,052          901      .04
Sabate Diosos SA (France) /1/                                                                          160,000        1,792      .02
Keppel Telecommunications & Transportation Ltd. (Singapore)                                          2,567,800        1,418      .02
EUROBIKE AG (Germany) /2/                                                                              364,000        1,342      .02
African Lakes PLC (United Kingdom) /1//2/                                                            7,586,900        1,165      .02

MISCELLANEOUS  -  4.14%
Other equity securities in initial period of acquisition                                                            305,088     4.14
TOTAL EQUITY SECURITIES (cost: $8,439,708,000)                                                                    6,647,728    90.13



                                                                                                    Principal       Market  Percent
                                                                                                       Amount        Value   of Net
Short-Term Securities                                                                                   (000)        (000)   Assets

Corporate Short-Term Notes  -  6.12%
Verizon Network Funding Corp. 2.90% due 10/19/2001                                                     $44,500      $44,432
Verizon Global Funding Corp. 3.47% due 10/2/2001                                                        14,300       14,297     .80%
Danske Corp. Inc. 2.40%-3.63% due 10/9-11/27/2001                                                       50,000       49,870      .67
Monte Rosa Capital Corp. 2.60%-3.52%                                                                    40,000       39,954      .54
 due 10/4-10/22/2001 (3)
Spintab Swedmortgage AB 3.45%-3.48% due 10/16/2001                                                      35,200       35,146      .48
CBA (Delaware) Finance Inc. 3.51% due 10/4/2001                                                         25,000       24,990      .34
Export Development Corp. 3.40% due 10/15/2001                                                           25,000       24,965      .34
Electricite de France 2.90% due 10/19/2001                                                              25,000       24,962      .34
American Honda Finance Corp. 2.50%-3.48%                                                                25,000       24,947      .34
 due 10/10-11/9/2001
Stadshypotek AB 3.44% due 10/22/2001 (3)                                                                25,000       24,947      .34
Walt Disney Co. 3.82% due 11/9/2001                                                                     25,000       24,893      .34
Abbott Laboratories 3.44% due 10/23/2001 (3)                                                            21,800       21,752      .29
Westpac Trust Securities NZ Ltd. 3.50% due 10/5/2001                                                    21,400       21,390      .29
Bayer Corp. 3.49% due 10/11/2001 (3)                                                                    16,300       16,283      .22
Rio Tinto America, Inc. 3.48% due 10/16/2001 (3)                                                        15,330       15,306      .21
Abbey National North America 2.43%-3.38% due 10/24/2001                                                 15,000       14,975      .20
UBS Finance (Delaware) Inc. 2.53% due 10/22/2001                                                        12,500       12,481      .17
Novartis Finance Corp 3.45% due 10/10/2001 (3)                                                          10,500       10,490      .14
Park Avenue Receivables Corp. 3.51% due 10/1/2001 (3)                                                    5,500        5,500      .07

Federal Agency Discount Notes  -  3.22%
Federal Home Loan Banks 3.34%-3.59% due 10/5-11/23/2001                                                 87,646       87,526     1.19
Fannie Mae 2.20%-3.53% due 10/1-12/20/2001                                                              84,504       84,276     1.14
Freddie Mac 2.10%-3.59% due 10/2-12/20/2001                                                             65,300       65,222      .89

U.S. Treasuries  -  0.37%
U.S. Treasury Bills 2.29%-3.155% due 12/13/2001                                                         27,700       27,568      .37

Certificates of Deposit  -  0.20%
Soci+A786ete Generale 3.52% due 10/1/2001                                                               14,800       14,800      .20

Non-U.S. Currency  -  0.04%
New Taiwanese Dollar                                                                            NT$     97,361        2,825      .04

TOTAL SHORT-TERM SECURITIES (cost: $733,966,000)                                                                    733,797     9.95


TOTAL INVESTMENT SECURITIES (cost: $9,173,674,000)                                                                7,381,525   100.08
Excess of payables over cash and receivables                                                                          6,104      .08

NET ASSETS                                                                                                       $7,375,421  100.00%

/1/ Non-income-producing security.
/2/ Represents an affiliated company as
defined under the Investment Company Act of 1940.
(3) Purchased in a private placement transaction;
resale may be limited to qualified institutional buyers;
    resale to the public may require registration.
(4) Valued under procedures established by the Board of Directors.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
PDR = Philippine Depositary Receipts


SMALLCAP World Fund


Equity Securities Appearing in the Portfolio
Since March 31, 2001
Aderans
Advanced Fibre Communications
AmSurg
Anadolu Efes Biracilik ve Malt Sanayii
Anchor Gaming
Annaly Mortgage Management
Anthracite Capital
Arbitron
Arcadia Group
ASE Test
Asian Paints (India)
Atlas Air Worldwide Holdings
Aur Resources
AU-System
Autonomy
AXT
BEC World
BriteSmile
C&D Technologies
Cable Satisfaction International
Capio
Carrere Group
Cheil Communications
Circuit City Stores - CarMax Group
Citizen Electronics
Citizens Banking
Cognos
CoStar Group
Cott
Creo Products
dELiA*s
Digitas
EarthLink
Education Management
Ekornes
Emmis Communications
Faraday Technology
Filtronic
Finisar
Geberit
Gladstone Capital
Globo Cabo
HiQ International
HPL Technologies
Hughes Software Systems
i2 Technologies
Innovation Group
Integra LifeSciences Holdings
Internet Auction
Internet Security Systems
J.D. Edwards
Jenoptik
Kumgang Korea Chemical
Lumenis
Medarex
Merix
Micromuse
Multilink Technology
National Instruments
National Petrochemical
Neptune Orient Lines
Netegrity
NetScreen Technologies
Opticom
Oslo Bors Holding
Polaris Software Lab
Professional Detailing
Q-Med
Quest Software
RailAmerica
Ratchaburi Electricity Generating Holding
Resources Connection
Rogers
Sabate Diosos
Salix Pharmaceuticals
SGL Carbon
SonicWALL
Sulzer Medica
Sumitomo Forestry
SwitchCore
Techtronic Industries
TIBCO Software
Titan
Total Access Communication
TriQuint Semiconductor
TriZetto Group
Verisity
Vitesse Semiconductor
West Coast Bancorp
Whole Foods Market
Zarlink Semiconductor
Zebra Technologies






Equity Securities Eliminated from
the Portfolio Since March 31, 2001

@Comm
Acer Display Technology
ACLARA BioSciences
Adcore
AirGate PCS
Allgon
Alma Media
American Classic Voyages
ANADIGICS
Andrx
AnnTaylor Stores
Annuity and Life Re (Holdings)
Applied Micro Circuits
ARBOmedia.net
Ask Jeeves
ASKUL
AVANT Immunotherapeutics
Barrett Resources
Beeson Gregory Group
BETandWIN.com Interactive Entertainment
Borussia Dortmund
Bricsnet
Broadbase Software
Canadian Hunter Exploration
Cawachi
ChipPAC
Chrysalis Group
CINAR
Clark/Bardes Holdings
Class Editori
Commtouch Software
Computer Motion
ComROAD
Corvas International
CoSine Communications
Cost Plus
Critical Path
Cross Systems
CTS
CV Therapeutics
Dallas Semiconductor
Day Interactive Holding
Digex
digital advertising
Digital Bros
Dogan Yayin Holding
DuPont Photomasks
Dynarc
easyJet
Eclipsys
Electronics for Imaging
ELMOS Semiconductor
Elron Electronic Industries
Encal Energy
Ensign Resource Service Group
Envoy Communications Group
Equinix
ERG
EXE Technologies
FI System
First Republic Bank
Fitness First
Flashcom
gameplay
Garnet Systems
Gaumont
GlobeSpan
Grupo Casa Saba
GSI Lumonics
GTR Group
Guillemot
H5B5 Media
Harleysville Group
HighWave Optical Technologies
Hilb, Rogal and Hamilton
Hokkaido Coca-Cola Bottling
Homeplace of America
Horizon Offshore
HS Resources
Hurricane Hydrocarbons
ImagicTV
I-many
Imax
IMPSAT Fiber Networks
Industriforvaltnings AB Kinnevik
Infosources
Inktomi
Integra
Internet Gold - Golden Lines
Internolix AG Electronic Business Software & Solutions
InterTrust Technologies
ISS-International Service System
IXLA
Jo-Ann Stores
Johnnic Holdings
Kanamoto
Kinepolis Group
Kinki Coca-Cola Bottling
Kinowelt Medien
Kipling Holding
Kopin
Launch Media
LifeMinders
Locus
LookSmart
MAF Bancorp
Malaysian Pacific Industries
Manugistics Group
Matrix Pharmaceutical
MCSi
Metalink
Metron Technology
Mikasa Coca-Cola Bottling
MKC-STAT
Modern Times Group
Mogul.com Group
MSC Industrial Direct
Music Choice Europe
Myriad Genetics
Nadro
NeoRx
New Skies Satellites
Nobel Biocare
Novatel Wireless
Numerical Technologies
Odfjell
OmniSky
ONYX Software
OpenTV
Optoma
Orckit Communications
Owens-Illinois
Pacific Century Financial
Papa John's International
PCA
Pentamedia Graphics
Pharmacyclics
Photronics
Pixelpark
Plasmon
Plaut
Polaroid
Prime Network
Primedia
ProBusiness Services
Procomp Informatics
QuickLogic
QXL ricardo
RADVision
Rent-Way
RTV Family Entertainment
RTX Telecom
Sanmina
SAVVIS Communications
Scandic Hotels
secunet Security Networks
SecureNet
Selecta Group
Senior
Shop At Home
Siliconware Precision Industries
SIPEX
SMG
SNT Group
Southern Star Group
SportsLine.com
Stolt-Nielsen
Stratos Global
Take-Two Interactive Software
Tamedia
TDC SOFTWARE ENGINEERING
Teamtalk.com Group
Teligent
Think Tools
Tioga Technologies
TOD'S
Topdanmark
Trafficmaster
Trigon Healthcare
TTI Team Telecom International
Tubos de Acero de Mexico
Tumbleweed Communications
TV-Loonland
Uecomm
United Broadcasting
United Energy
United Television
Universal Access
Utfors
UTI Energy
VCL Film  + Medien
Versata
VersaTel Telecom International
Versicor
Vimpel-Communications
VTech Holdings
VxTel
Woodland
WWL Internet
Yamatake
Yapi ve Kredi Bankasi
York International
Zee Telefilms
Zenith National Insurance
Zenrin


SMALLCAP World Fund, Inc.
Financial statements

Statement of assets and liabilities
at September 30, 2001                                                   (dollars in       thousands)
Assets:
 Investment securities at market:
  Unaffiliated issuers (cost: $6,868,988)                                $5,899,791
  Affiliated issuers (cost: $2,304,686)                                   1,481,734       $7,381,525
 Cash                                                                                            682
 Receivables for -
  Sales of investments                                                       60,885
  Sales of fund's shares                                                     10,692
  Dividends and interest                                                      6,572           78,149
                                                                                           7,460,356
Liabilities:
 Payables for -
  Purchases of investments                                                   65,682
  Repurchases of fund's shares                                               11,402
  Management services                                                         4,408
  Other expenses                                                              3,443           84,935
Net assets at September 30, 2001                                                          $7,375,421

 Total authorized capital stock -
 800,000,000 shares, $0.01 par value
 Class A shares:
  Net assets                                                                              $7,264,601
  Shares outstanding                                                                     390,142,719
  Net asset value per share                                                                   $18.62
 Class B shares:
  Net assets                                                                                 $86,462
  Shares outstanding                                                                       4,704,577
  Net asset value per share                                                                   $18.38
 Class C shares:
  Net assets                                                                                 $16,938
  Shares outstanding                                                                         924,044
  Net asset value per share                                                                   $18.33
 Class F shares:
  Net assets                                                                                  $7,420
  Shares outstanding                                                                         398,996
  Net asset value per share                                                                   $18.60







Statement of operations
for the year ended September 30, 2001                                   (dollars in       thousands)

Investment income:
 Income:
  Dividends (including $8,154 from affiliates)                              $58,027
  Interest                                                                   55,142         $113,169

 Expenses:
  Management services fee                                                    69,100
  Distribution expenses - Class A                                            24,205
  Distribution expenses - Class B                                               871
  Distribution expenses - Class C                                                58
  Distribution expenses - Class F                                                 6
  Transfer agent fee - Class A                                               13,960
  Transfer agent fee - Class B                                                  150
  Administrative services fees - Class C                                         35
  Administrative services fees - Class F                                          9
  Reports to shareholders                                                     1,106
  Registration statement and prospectus                                         718
  Postage, stationery and supplies                                            2,032
  Directors' fees                                                                45
  Auditing and legal fees                                                        95
  Custodian fee                                                               1,870
  Taxes other than federal income tax                                           345
  Other expenses                                                                136          114,741
 Net investment loss                                                                          (1,572)

Realized loss and unrealized
 depreciation on investments:
 Net realized loss (including $3,758                                                      (1,118,567)
 net gain from affiliates)
 Net unrealized depreciation on investments:                                              (5,126,253)
  Net realized loss and
   unrealized depreciation
   on investments                                                                         (6,244,820)
 Net decrease in net assets resulting
  from operations                                                                        $(6,246,392)









Statement of changes in net assets                                      (dollars in       thousands)


                                                                      Year ended September 30
                                                                                2001             2000
Operations:
 Net investment loss                                                        $(1,572)           $(399)
 Net realized (loss) gain on investments                                 (1,118,567)       2,020,774
 Net unrealized (depreciation) appreciation
  on investments                                                         (5,126,253)       1,325,802
  Net (decrease) increase in net assets
   resulting from operations                                             (6,246,392)       3,346,177
Dividends and distributions paid to
 shareholders:
 Dividends from net investment income:
  Class A                                                                       -             (4,625)
 Distributions from net realized gain on investments:
  Class A                                                                (1,832,488)        (186,549)
  Class B                                                                   (11,921)             -
   Total dividends and distributions                                     (1,844,409)        (191,174)

Capital share transactions:
 Proceeds from shares sold                                                1,846,677        3,963,616
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                       1,765,572          183,491
 Cost of shares repurchased                                              (2,316,728)      (2,113,947)
  Net increase in net assets resulting
   from capital share transactions                                        1,295,521        2,033,160
 Total (decrease) increase in net assets                                 (6,795,280)       5,188,163

Net assets:
 Beginning of year                                                       14,170,701        8,982,538
 End of year (including
  distributions in excess of
  net investment income: $(17,883) and $(2,999),
  respectively)                                                          $7,375,421      $14,170,701

See Notes to Financial Statements

Notes to financial statements

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - SMALLCAP World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

The fund offers four classes of shares as described below:

 Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contracts are recorded in the Statement of Assets and Liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the Statement of Assets and Liabilities.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 2001, non-U.S. taxes paid were $4,384,000. Realized gain of the fund derived in certain countries is subject to certain non-U.S. taxes. In addition, the fund also provides for non-U.S. taxes on unrealized gain in these countries.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $2,493,000 for the year ended September 30, 2001.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of September 30, 2001, the cost of investment securities for federal income tax reporting purposes was $9,213,321,000. Net unrealized depreciation on investments aggregated $1,831,796,000; $1,070,256,000 related to appreciated securities and $2,902,052,000 related to depreciated securities. The fund had available at September 30, 2001, a net capital loss carryforward totaling $53,865,000 which may be used to offset capital gains realized during subsequent years through 2009 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. The fund has recognized, for tax purposes, net losses relating to non-U.S. currency transactions totaling $2,345,000 which were realized during the period November 1, 1999 through September 30, 2000. In addition, the fund has deferred, for tax purposes, to fiscal year ending September 30, 2002, the recognition of net capital losses and losses relating to non-U.S. currency transactions totaling $1,055,964,000 and $2,176,000, respectively, which were realized during the period November 1, 2000 through September 30, 2001. Net losses related to non-U.S. currency transactions of $2,493,000 were treated as an adjustment to ordinary income for federal income tax purposes.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $69,100,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which officers and certain Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.80% per annum of the first $1 billion of daily net assets decreasing to 0.595% of such assets in excess of $27 billion. For the year ended September 30, 2001, the management services fee was equivalent to an annualized rate of 0.66% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.30% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.30% annual expense limit for Class A shares is not exceeded. For the year ended September 30, 2001, aggregate distribution expenses were $24,205,000, or 0.23% of average daily net assets attributable to Class A shares.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended September 30, 2001, aggregate distribution expenses were $871,000, or 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended September 30, 2001, aggregate distribution expenses were $58,000, or 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended September 30, 2001, aggregate distribution expenses were $6,000, or 0.25% of average daily net assets attributable to Class F shares.

As of September 30, 2001, aggregate distribution expenses payable to AFD were $1,866,000.

AFD received $3,339,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended September 30, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $14,110,000 was incurred during the year ended September 30, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of September 30, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $926,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended September 30, 2001, total fees under the agreement were $44,000. As of September 30, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $6,000.

DIRECTORS' FEES - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of September 30, 2001, the cumulative amount of these liabilities was $339,000. Directors' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED OFFICERS AND DIRECTORS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $5,774,225,000 and $5,861,095,000, respectively, during the year ended September 30, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended September 30, 2001, the custodian fee of $1,870,000 includes $220,000 that was paid by these credits rather than in cash.

For the year ended September 30, 2001, the fund reclassified $9,412,000 from undistributed net investment income and $149,294,000 from undistributed net realized gains to additional paid-in capital to reflect permanent differences between book and tax reporting.

As of September 30, 2001, net assets consisted of the following:

                                                                             (dollars in thousands)
Capital paid in on shares of capital stock                                              $10,304,582
Distributions in excess of net investment income                                            (17,883)
Accumulated net realized loss                                                            (1,119,123)
Net unrealized depreciation                                                              (1,792,155)
Net assets                                                                               $7,375,421



Capital share transactions in the fund were as follows:

                                                                    Year ended September 30, 2000
                                                                           Amount (000)            Shares
Class A Shares:
Sold                                                                   $   1,723,568       $65,277,197
Reinvestment of dividends and distributions                                1,753,884        62,976,066
Repurchased                                                               (2,289,551)      (88,421,621)
Net increase in Class A                                                    1,187,901        39,831,642
Class B Shares: /1/
Sold                                                                          75,764         2,886,261
Reinvestment of dividends and distributions                                   11,688           422,559
Repurchased                                                                  (10,348)         (416,090)
!Net increase in Class B                                                      77,104         2,892,730
Class C Shares: /2/
Sold                                                                          21,774           949,942
Repurchased                                                                     (564)          (25,898)
Net increase in Class C                                                       21,210           924,044
Class F Shares: /3/
Sold                                                                          25,571         1,085,083
Repurchased                                                                  (16,265)         (686,087)
 Net increase in Class F                                                       9,306           398,996
Total net increase in fund                                                $1,295,521       $44,047,412





                                                                    Year ended September 30, 2000
                                                                           Amount (000)            Shares
Class A Shares:
Sold                                                                   $   3,888,554       $93,925,074
Reinvestment of dividends and distributions                                  183,491         5,078,543
Repurchased                                                               (2,113,104)      (52,446,774)
Net increase in Class A                                                    1,958,941        46,556,843
Class B Shares: /1/
Sold                                                                          75,062         1,832,770
Reinvestment of dividends and distributions                                      -                 -
Repurchased                                                                     (843)          (20,923)
Net increase in Class B                                                       74,219         1,811,847
Class C Shares: /2/
Sold                                                                             -                 -
Repurchased                                                                      -                 -
Net increase in Class C                                                         -                 -
Class F Shares: /3/
Sold                                                                             -                 -
Repurchased                                                                      -                 -
Net increase in Class F                                                         -                 -
Total net increase in fund                                                $2,033,160       $48,368,690

/1/ Class B shares were not offered before March 15, 2000.
/2/ Class C and Class F shares were not offered before March 15, 2001.

6. TRANSACTIONS WITH AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund's transactions in the securities of these issuers during the year ended September 30, 2001 is as follows:





                                                          Beginning
Company                                                      Shares       Purchases               Sales


African Lakes                                             4,286,900       3,300,000                   -
AimGlobal Technologies                                            -         650,000                   -
Alphameric/1/                                             5,262,009               -             337,009
American Classic Voyages/1/                               1,340,000               -           1,340,000
ANADIGICS/1/                                                      -       1,750,000           1,750,000
Ando Electric/1/                                          1,700,000               -             666,000
Arch Coal/1/                                              2,000,000               -           2,000,000
Arthur J. Gallagher/1/                                    2,370,400       2,320,400           1,690,800
Aspect Medical Systems                                    1,117,000          20,000                   -
Aspen Technology                                            150,000       1,625,000             150,000
AudioCodes                                                        -       2,300,000                   -
AU-System                                                         -       6,370,000                   -
Autobytel/1/                                                      -       1,320,000             244,400
Avigen                                                      200,400         849,600                   -
Avocet Mining                                             3,850,000               -             150,000
Bally Total Fitness Holding/1/                            1,360,500          69,700                   -
Baltimore Technologies/1/                                21,761,300               -          13,922,300
BKN International                                           325,000         175,000                   -
Black Box                                                 1,218,000               -             134,000
Borussia Dortmund/1/                                              -       1,267,500           1,267,500
BridgeSpan                                                1,770,000               -                   -
BRIT AIR Group/1/                                            81,650               -              81,650
BRL Hardy                                                 8,473,497         836,569             641,828
C Technologies                                                    -       2,946,600                   -
Cabre Exploration/1/                                      1,099,000               -           1,099,000
Cadiz                                                     2,232,000          68,000                   -
Cairn Energy/1/                                          11,000,000               -           5,970,000
Caliper Technologies                                        460,000       1,188,500             100,000
Cambrex                                                   1,400,000         280,000             200,000
Cellegy Pharmaceuticals/1/                                        -         825,000                   -
Cheesecake Factory/1/                                     1,808,250         804,125             200,000
Chieftain International/1/                                  970,000               -             970,000
CIMA LABS/1/                                                617,200               -                   -
Claims Direct/1/                                         12,048,625               -          12,048,625
Computer Access Technology                                        -       1,000,000                   -
Concord Camera                                                    -       1,600,000             199,200
CoSine Communications/1/                                  2,722,918       2,765,700           5,488,618
Cost Plus/1/                                              1,059,100         210,000           1,269,100
CTS/1/                                                      960,000       1,100,000           2,060,000
D Interactive/1/                                             10,000         493,500               3,666
DDi                                                               -       3,100,000                   -
dELiA*s                                                           -       2,750,000                   -
DFS Furniture                                             5,682,700       1,025,000             228,830
diCarta                                                   1,650,165               -                   -
Documentum                                                1,145,000       1,551,900             330,000
DSP Group                                                 1,211,000         400,000             200,000
Education Management                                              -       1,625,000                   -
Elantec Semiconductor                                             -       1,200,000                   -
Enea Data/1/                                             10,021,000               -           5,535,000
Envoy Communications Group/1/                               996,000               -             996,000
EUROBIKE                                                    364,000               -                   -
E.W. Blanch Holdings/1/                                     860,000               -             860,000
Exar                                                        403,400       2,121,600                   -
Extended Stay America                                     6,190,000               -                   -
Faraday Technology                                                -       7,000,000                   -
First Quantum Minerals                                            -       2,540,000                   -
Fisher & Paykel Industries/1/                             7,318,050               -           4,818,050
Gabriel Resources                                         4,700,000         560,000                   -
gameplay/1/                                                       -       3,500,000           3,500,000
Generex Biotechnology                                     1,079,000         164,467                   -
Genetronics Biomedical                                    1,650,000         440,000                   -
Great Eastern Shipping/1/                                13,255,200               -          13,255,200
Hana Microelectronics                                     8,600,000               -                   -
HiQ International                                                 -       2,820,000                   -
HNC Software                                              1,746,000         343,000                   -
HotJobs.com                                               1,551,500         798,500                   -
IDEXX Laboratories                                        2,181,300               -                   -
ILEX Oncology                                               885,000         667,500             178,000
Independent Insurance Group                              13,940,000         600,000                   -
Informatics Holdings                                              -      17,400,000             436,000
Infoteria                                                       167           2,505                   -
Inhale Therapeutic Systems/1/                             2,203,292               -           2,203,292
Integra/1/                                                2,860,085         745,000           3,605,085
International Energy Group                                4,640,000               -                   -
InternetStudios.com                                         950,000               -             156,000
Intertape Polymer Group                                   1,500,000         200,000                   -
ITE Group                                                 9,608,800       7,099,433                   -
ITG Group/1/                                              1,408,455               -             510,255
Ivanhoe Energy/1/                                         6,490,400       1,000,000           1,298,200
Jo-Ann Stores/1/                                          1,050,000               -           1,050,000
Kingboard Chemical Holdings                              27,720,000       2,772,000                   -
Lasertec/1/                                                 325,000               -              31,000
LG Cable/1/                                                       -       1,800,000             608,000
Lions Gate Entertainment                                  1,884,134         615,866                   -
Matrix Pharmaceutical/1/                                  1,500,000               -           1,500,000
MCSi/1/                                                     777,300               -             777,300
MemberWorks                                                 472,500         527,500                   -
Miadora/1/                                                1,050,841               -           1,050,841
Michaels Stores                                           1,894,600         320,400                   -
Micronic Laser Systems                                    1,202,376         117,100                   -
Midas                                                     1,050,000               -             147,000
Minmet/1/                                                29,160,527               -           8,062,200
MIPS Technologies                                                 -       2,485,000                   -
Montana Group/1/                                         13,950,000               -          13,950,000
Morton's Restaurant Group                                   415,000               -              19,000
Mosaic Group                                              2,873,300       1,600,000             187,500
NeoRx/1/                                                  1,450,000               -           1,450,000
New Focus                                                    64,400       4,897,800              32,200
Newfield Exploration/1/                                   2,750,000               -           1,950,000
Nissin                                                      575,000       1,150,000                   -
Novestra/1/                                               1,495,000               -           1,495,000
OPNET Technologies                                          312,900         732,600                   -
Optoma/1/                                                 9,750,000         230,200           9,980,200
P.F. Chang's China Bistro                                         -         765,500                   -
P4 Radio Hele Norge                                       1,648,000               -                   -
Paladin Resources                                        11,270,998               -                   -
Paramount Resources/1/                                    3,250,000               -           2,810,000
PCA/1/                                                      507,000               -             507,000
Petaluma/1/                                               1,219,950         121,995                   -
Pharmacyclics/1/                                            930,000               -             930,000
Photobition Group                                         5,200,000       1,000,000                   -
Polaris Software Lab                                              -       2,631,457                   -
Power Integrations                                          662,300       1,231,400             240,600
Prime Network/1/                                                  -             300                 300
PSD Group                                                 1,628,000               -                   -
QuickLogic/1/                                             1,435,000               -           1,435,000
RedEnvelope                                               2,525,124               -                   -
Robert Walters                                            3,500,000       1,500,000                   -
Rogers                                                            -         956,800                   -
Salix Pharmaceuticals                                             -         960,000                   -
SBS Broadcasting                                          1,457,000               -                   -
School Specialty                                          1,130,000               -                   -
Scios                                                             -       2,500,000                   -
Selectica/1/                                                      -       2,250,000             472,500
Semtech/1/                                                  900,000       2,900,000             615,745
Sharper Image                                               775,000               -                   -
SIPEX/1/                                                          -       1,450,000           1,450,000
Steak n Shake                                             1,718,750               -                   -
Stratos Lightwave                                                 -       3,700,000             112,800
Sunglass Hut International/1/                             3,200,000               -           3,200,000
SuSE Linux                                                   37,813               -                   -
Tele Celular Sul Participacoes/1/                     6,261,364,900               -       4,050,425,000
Telelogic                                                 4,708,000       8,361,500                   -
Thistle Mining                                            6,264,309               -                   -
TranSwitch                                                  750,000       4,925,000             300,000
Trimble Navigation                                        1,461,500          38,500                   -
Tsakos Energy Navigation                                    682,903               -                   -
Tullow Oil/1/                                                     -      17,734,133                   -
Tumbleweed Communications/1/                                250,000       1,250,000           1,500,000
United Therapeutics                                         780,000         625,000             100,000
Vail Resorts/1/                                           1,761,300               -             237,000
Versata/1/                                                  587,800       2,060,000           2,647,800
VTech Holdings/1/                                        12,903,208         497,000          13,400,208
webMethods                                                  105,400       3,127,300             209,400
Western Oil Sands                                                 -       2,810,000                   -
Yamaichi Electronics/1/                                     791,000               -             577,000
Zeevo                                                             -       1,587,301                   -
ZOOTS                                                             -       3,266,613                   -




                                                                                                 Market
                                                                                               Value of
                                                             Ending        Dividend          Affiliates
Company                                                      Shares          Income          at 9/30/01
                                                                              (000)               (000)

African Lakes                                             7,586,900               -            $  1,165
AimGlobal Technologies                                      650,000               -                 346
Alphameric/1/                                             4,925,000               -                   -
American Classic Voyages/1/                                       -               -                   -
ANADIGICS/1/                                                      -               -                   -
Ando Electric/1/                                          1,034,000               -                   -
Arch Coal/1/                                                      -               -                   -
Arthur J. Gallagher/1/                                    3,000,000               -                   -
Aspect Medical Systems                                    1,137,000               -              12,450
Aspen Technology                                          1,625,000               -              16,250
AudioCodes                                                2,300,000               -               4,830
AU-System                                                 6,370,000               -               4,648
Autobytel/1/                                              1,075,600               -                   -
Avigen                                                    1,050,000               -              14,396
Avocet Mining                                             3,700,000               -                 762
Bally Total Fitness Holding/1/                            1,430,200               -                   -
Baltimore Technologies/1/                                 7,839,000               -                   -
BKN International                                           500,000               -               4,235
Black Box                                                 1,084,000               -              45,615
Borussia Dortmund/1/                                              -               -                   -
BridgeSpan                                                1,770,000               -              17,558
BRIT AIR Group/1/                                                 -               -                   -
BRL Hardy                                                 8,668,238          $  776              39,555
C Technologies                                            2,946,600               -               7,222
Cabre Exploration/1/                                              -               -                   -
Cadiz                                                     2,300,000               -              19,711
Cairn Energy/1/                                           5,030,000               -                   -
Caliper Technologies                                      1,548,500               -              14,324
Cambrex                                                   1,480,000             166              49,624
Cellegy Pharmaceuticals/1/                                  825,000               -                   -
Cheesecake Factory/1/                                     2,412,375               -                   -
Chieftain International/1/                                        -               -                   -
CIMA LABS/1/                                                617,200               -                   -
Claims Direct/1/                                                  -               -                   -
Computer Access Technology                                1,000,000               -               5,150
Concord Camera                                            1,400,800               -               6,136
CoSine Communications/1/                                          -               -                   -
Cost Plus/1/                                                      -               -                   -
CTS/1/                                                            -               -                   -
D Interactive/1/                                            499,834               -                   -
DDi                                                       3,100,000               -              24,304
dELiA*s                                                   2,750,000               -              14,685
DFS Furniture                                             6,478,870           3,437              35,872
diCarta                                                   1,650,165               -              10,000
Documentum                                                2,366,900               -              19,385
DSP Group                                                 1,411,000               -              28,149
Education Management                                      1,625,000               -              49,335
Elantec Semiconductor                                     1,200,000               -              27,540
Enea Data/1/                                              4,486,000               -                   -
Envoy Communications Group/1/                                     -               -                   -
EUROBIKE                                                    364,000              75               1,342
E.W. Blanch Holdings/1/                                           -               -                   -
Exar                                                      2,525,000               -              43,682
Extended Stay America                                     6,190,000               -              89,569
Faraday Technology                                        7,000,000             115              21,837
First Quantum Minerals                                    2,540,000               -               3,941
Fisher & Paykel Industries/1/                             2,500,000               -                   -
Gabriel Resources                                         5,260,000               -              13,015
gameplay/1/                                                       -               -                   -
Generex Biotechnology                                     1,243,467               -               3,895
Genetronics Biomedical                                    2,090,000               -                 860
Great Eastern Shipping/1/                                         -               -                   -
Hana Microelectronics                                     8,600,000             477               8,825
HiQ International                                         2,820,000               -               3,957
HNC Software                                              2,089,000               -              39,064
HotJobs.com                                               2,350,000               -              14,029
IDEXX Laboratories                                        2,181,300               -              50,977
ILEX Oncology                                             1,374,500               -              36,094
Independent Insurance Group                              14,540,000             721                 214
Informatics Holdings                                     16,964,000              36               9,701
Infoteria                                                     2,672               -               5,607
Inhale Therapeutic Systems/1/                                     -               -                   -
Integra/1/                                                        -               -                   -
International Energy Group                                4,640,000             331              16,650
InternetStudios.com                                         794,000               -                  13
Intertape Polymer Group                                   1,700,000               -              12,920
ITE Group                                                16,708,233             258               3,931
ITG Group/1/                                                898,200               -                   -
Ivanhoe Energy/1/                                         6,192,200               -                   -
Jo-Ann Stores/1/                                                  -               -                   -
Kingboard Chemical Holdings                              30,492,000             391              12,433
Lasertec/1/                                                 294,000               -                   -
LG Cable/1/                                               1,192,000               -                   -
Lions Gate Entertainment                                  2,500,000               -               6,168
Matrix Pharmaceutical/1/                                          -               -                   -
MCSi/1/                                                           -               -                   -
MemberWorks                                               1,000,000               -              20,570
Miadora/1/                                                        -               -                   -
Michaels Stores                                           2,215,000               -              80,936
Micronic Laser Systems                                    1,319,476               -              12,468
Midas                                                       903,000             105               8,940
Minmet/1/                                                21,098,327               -                   -
MIPS Technologies                                         2,485,000               -              15,397
Montana Group/1/                                                  -               -                   -
Morton's Restaurant Group                                   396,000               -               3,461
Mosaic Group                                              4,285,800               -              10,695
NeoRx/1/                                                          -               -                   -
New Focus                                                 4,930,000               -              15,924
Newfield Exploration/1/                                     800,000               -                   -
Nissin                                                    1,725,000             318              34,752
Novestra/1/                                                       -               -                   -
OPNET Technologies                                        1,045,500               -               6,127
Optoma/1/                                                         -               -                   -
P.F. Chang's China Bistro                                   765,500               -              27,497
P4 Radio Hele Norge                                       1,648,000             228               3,343
Paladin Resources                                        11,270,998               -               8,089
Paramount Resources/1/                                      440,000               -                   -
PCA/1/                                                            -               -                   -
Petaluma/1/                                               1,341,945               -                   -
Pharmacyclics/1/                                                  -               -                   -
Photobition Group                                         6,200,000             156                 729
Polaris Software Lab                                      2,631,457              40               3,215
Power Integrations                                        1,653,100               -              30,119
Prime Network/1/                                                  -               -                   -
PSD Group                                                 1,628,000             446               7,542
QuickLogic/1/                                                     -               -                   -
RedEnvelope                                               2,525,124               -               5,000
Robert Walters                                            5,000,000              78               6,397
Rogers                                                      956,800               -              26,896
Salix Pharmaceuticals                                       960,000               -              12,816
SBS Broadcasting                                          1,457,000               -              23,312
School Specialty                                          1,130,000               -              34,533
Scios                                                     2,500,000               -              41,800
Selectica/1/                                              1,777,500               -                   -
Semtech/1/                                                3,184,255               -                   -
Sharper Image                                               775,000               -               7,091
SIPEX/1/                                                          -               -                   -
Steak n Shake                                             1,718,750               -              17,015
Stratos Lightwave                                         3,587,200               -              12,376
Sunglass Hut International/1/                                     -               -                   -
SuSE Linux                                                   37,813               -                 905
Tele Celular Sul Participacoes/1/                     2,210,939,900               -                   -
Telelogic                                                13,069,500               -               5,963
Thistle Mining                                            6,264,309               -                 635
TranSwitch                                                5,375,000               -              16,447
Trimble Navigation                                        1,500,000               -              22,875
Tsakos Energy Navigation                                    682,903               -               9,236
Tullow Oil/1/                                            17,734,133               -                   -
Tumbleweed Communications/1/                                      -               -                   -
United Therapeutics                                       1,305,000               -              16,391
Vail Resorts/1/                                           1,524,300               -                   -
Versata/1/                                                        -               -                   -
VTech Holdings/1/                                                 -               -                   -
webMethods                                                3,023,300               -              20,891
Western Oil Sands                                         2,810,000               -              26,705
Yamaichi Electronics/1/                                     214,000               -                   -
Zeevo                                                     1,587,301               -               4,508
ZOOTS                                                     3,266,613               -               8,167
                                                                           $  8,154        $  1,481,734
/1/Unaffiliated issuer at 9/30/2001.

Per-share data and ratios
                                                                      Class A

                                                                   Year ended
                                                                 September 30
                                                                          2001             2000     1999
Net asset value, beginning of year                                     $40.24           $29.57   $22.14
 Income from investment operations :
  Net investment income                                                - (1)            - (1)       .03
  Net (losses) gains on securities                                (16.33) (1)        11.29 ( )     8.78
 (both realized and unrealized)
   Total from investment operations                                    (16.33)           11.29     8.81
 Less distributions :
  Dividends (from net investment income)                                  -               (.02)    (.09)
  Distributions (from capital gains)                                    (5.29)            (.60)   (1.29)
   Total distributions                                                  (5.29)            (.62)   (1.38)
Net asset value, end of year                                           $18.62           $40.24   $29.57
Total return (2)                                                      (44.95)%           38.42%   41.42%
Ratios/supplemental data:
 Net assets, end of year (in millions)                                 $7,265          $14,098   $8,983
 Ratio of expenses to average net assets                                 1.09%            1.10%    1.09%
 Ratio of net income to average net assets                                -                -        .12%

                                                                   Year ended
                                                                 September 30
                                                                          1998             1997
Net asset value, beginning of year                                     $30.72           $26.92
 Income from investment operations :
  Net investment income                                                   .07              .10
  Net (losses) gains on securities                                      (6.10)            6.17
 (both realized and unrealized)
   Total from investment operations                                     (6.03)            6.27
 Less distributions :
  Dividends (from net investment income)                                 (.05)            (.12)
  Distributions (from capital gains)                                    (2.50)           (2.35)
   Total distributions                                                  (2.55)           (2.47)
Net asset value, end of year                                           $22.14           $30.72
Total return (2)                                                      (20.70)%           25.41%
Ratios/supplemental data:
 Net assets, end of year (in millions)                                 $7,102           $9,256
 Ratio of expenses to average net assets                                 1.06%            1.07%
 Ratio of net income to average net assets                                .27%             .40%

                                                                      Class B
                                                                         Year
                                                                        ended      March 15 to
                                                               September 30,     September 30,
                                                                         2001         2000 (3)
Net asset value, beginning of period                                   $40.08           $47.11
 Income from investment operations :
  Net investment loss (1)                                                (.21)            (.12)
  Net losses on securities (both                                       (16.20)           (6.91)
 realized and unrealized) (1)
   Total from investment operations                                    (16.41)           (7.03)
 Less distributions :
  Distributions (from capital gains)                                    (5.29)             -
   Total distributions                                                  (5.29)             -
Net asset value, end of period                                         $18.38           $40.08
Total return (2)                                                      (45.38)%         (14.92)%
Ratios/supplemental data:
 Net assets, end of period (in millions)                                  $86              $73
 Ratio of expenses to average net assets                                 1.89%       1.84% (4)
 Ratio of net income to average net assets                                -                -


                                                                      Class C          Class F

                                                                  March 15 to      March 15 to
                                                                September 30,    September 30,
                                                                     2001 (3)         2001 (3)
Net asset value, beginning of period                                   $23.06           $23.27
 Income from investment operations :
  Net investment loss (1)                                                (.16)            (.03)
  Net losses on securities (both                                        (4.57)           (4.64)
 realized and unrealized) (1)
   Total from investment operations                                     (4.73)           (4.67)
 Less distributions :
  Distributions (from capital gains)                                      -                -
   Total distributions                                                    -                -
Net asset value, end of period                                         $18.33           $18.60
Total return (2)                                                      (20.51)%         (20.07)%
Ratios/supplemental data:
 Net assets, end of period (in millions)                                  $17               $7
 Ratio of expenses to average net assets                            2.11% (4)        1.23% (4)
 Ratio of net income to average net assets                                -                -

Supplemental data - all classes

                                                                   Year ended
                                                                 September 30
                                                                          2001             2000     1999
Portfolio turnover rate                                                 60.48%           62.71%   50.06%

                                                                          1998             1997
Portfolio turnover rate                                                 44.31%           42.21%

1) Based on average shares outstanding.
2) Total returns exclude all sales charges, including contingent deferred sales charges.
3) Based on operations for the period shown and, accordingly, not representative of a full year (unless otherwise noted).
4) Annualized.

Independent Auditors' Report

To the Board of Directors and Shareholders of SMALLCAP World Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund,Inc. (the "Fund"), including the investment portfolio, as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through September 30, 2000 and the year ended September 30, 2001 for Class B shares, and the period March 15, 2001 through September 30, 2001 for Class C and Class F shares. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund,Inc. at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through September 30, 2000 and the year ended September 30, 2001 for Class B shares, and the period March 15, 2001 through September 30, 2001 for Class C and Class F shares, in conformity with generally accepted accounting principles in the United States of America.

Deloitte & Touche LLP

Los Angeles, California
October 30, 2001


Tax information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended September 30, 2001, the fund paid a long-term capital gain distribution of $1,843,248,000.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 100% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.